UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22973

AMG PANTHEON FUND, LLC

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2024 – March 31, 2025

(Annual Shareholder Report)

Item 1. Reports to Shareholders

(a)

ANNUAL REPORT

AMG Funds March 31, 2025 AMG Pantheon Fund, LLC

wealth.amg.com	033125 AR080

AMG Funds

AMG Pantheon Fund, LLC

Annual Report—March 31, 2025

TABLE OF CONTENTS	PAGE

FUND PERFORMANCE (unaudited)	3

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	6
Balance sheet, net asset value (NAV) per Unit computations and cumulative distributable earnings

Statement of Operations	8
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	9
Detail of changes in assets for the past two fiscal years

Statement of Cash Flows	10
Detail of cash movements during the fiscal year

Financial Highlights	11
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

OTHER TAX INFORMATION (unaudited)	27

DIRECTORS AND OFFICERS (unaudited)	28

Consolidated Financial Statements of AMG Pantheon Master Fund, LLC	Appendix

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy units of any series of the AMG Pantheon Fund, LLC. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Pantheon Fund, LLC Portfolio Manager’s Comments (unaudited)

Overview

As of March 31, 2025, the AMG Pantheon Fund, LLC (the “Fund”) Class 4 units returned 9.94% while the MSCI World Index (the “Index”) returned 7.04% on a 12-month trailing basis. As the Fund invests substantially all of its assets in the AMG Pantheon Master Fund, LLC (the “Master Fund”), the following discussion reflects the investments held in the Master Fund.

Market Review and Outlook

The last twelve months have been characterized by a period of relative calm followed by a period of macroeconomic uncertainty and market volatility starting in Q1 2025. While uncertainty lingered throughout the latter part of 2024 with elections in the US and globally, public markets finished the calendar year on solid footing with the S&P 500® Index finishing the year +25.02% and the Index +18.67%. The announcement of tariffs in early 2025 has roiled global markets and created significant uncertainty related to trade and national economies around the globe. The resulting impact on the trajectory of interest rates and inflation is unknown currently, however tariffs are widely expected to be inflationary. Merger and Acquisition (M&A) activity remains subdued relative to recent historical levels. While there were early signs of a resurgence in M&A activity in 2024, current market volatility calls that resurgence into question and likely has a disruptive effect on M&A in the near term. Geopolitical risks remain present including the ongoing conflict in Ukraine and other simmering conflicts around the globe. Holding true to our long-term private equity investment thesis, we continue to believe that the highest quality managers will be able to appropriately navigate uncertainty and deliver compelling results for investors.

Performance and Positioning

Class 4 units of the Fund returned 9.94% over the fiscal year versus a 7.04% return for the Index. The Master Fund made 35* new investments over the last 12 months, resulting in approximately $1.6 billion of new capital commitments; 13 of these investments were secondary investments, 16 were co-investments, and 6 were primary fund commitments. We believe the Master Fund has been able to execute on its mandate to provide a globally diversified portfolio to investors since inception. As of March 31, 2025, the Master Fund’s breakdown by Geography is as follows: North America (61%), Europe (34%), Rest of the World (4%). The Master Fund continues to seek opportunities on a global basis. As of March 31, 2025, the top four sector exposures in the Master Fund are as follows: Information Technology (28%), Healthcare (18%), Industrials (14%), and Financials (13%). Pantheon continues to favor investments in select sectors including technology, healthcare, and financials while aiming to achieve diversification across industry sectors within the Master Fund. The Master Fund continues to deemphasize certain cyclical areas of the economy such as energy that are exposed to unpredictable commodity price risk.

*	Represents the number of new deals. Each deal may have multiple underlying funds or companies.

This commentary reflects the viewpoints of Pantheon Ventures (US) LP as of March 31, 2025 and is not intended as a forecast or guarantee of future results

3

AMG Pantheon Fund, LLC Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $50,000,000 investment made in the Fund’s Class 4 units on March 31, 2015 to a $50,000,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a unitholder would pay on a Fund distribution or redemption of units. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Pantheon Fund, LLC and MSCI World Index for the same time periods ended March 31, 2025.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG Pantheon Fund, LLC[2]

AMG Pantheon Fund, LLC—Class 1[3]	9.09%	15.19%	—	12.18%	10/27/15

AMG Pantheon Fund, LLC—Class 2	9.43%	15.50%	—	12.60%	10/27/15

AMG Pantheon Fund, LLC—Class 3	9.67%	15.78%	—	12.89%	10/27/15

AMG Pantheon Fund, LLC—Class 4	9.94%	16.07%	12.28%	11.88%	09/30/14

AMG Pantheon Fund, LLC—Class 5[4]	5.06%	—	—	13.74%	07/31/20

MSCI World Index[5,6]	7.04%	16.13%	9.50%	9.36%	09/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per unit for the Fund and other information, please call 877.355.1566 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

†	Date reflects inception date of the Fund, not the Index.

[1]

Total return equals income yield plus unit price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

[2]

Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units, Advisory Class Units were renamed Class 2 Units, Institutional Class Units were renamed Class 3 Units, Institutional Plus Class Units were renamed Class 4 Units, and Class 5 Units were established.

4

AMG Pantheon Fund, LLC Portfolio Manager’s Comments (continued)

[3]	The performance information for the Fund’s Class 1 units for periods prior to July 31, 2020 does not reflect the impact of the sales load that was in effect until July 31, 2020.

[4]	The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

[5]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur fees.

[6]

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

5

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities

March 31, 2025

Assets:

Investment in AMG Pantheon Master Fund, LLC, at value (cost $ 4,073,783,891; Units 188,525,722)	$4,896,013,001

Cash held in escrow	262,922,946

Prepaid expenses and other assets	153,981

Total Assets	5,159,089,928

Liabilities

Subscriptions in advance	260,131,412

Payable for Fund Units tendered	60,359,966
Accrued expenses:

Administrative fees	204,517

Distribution fees	2,422,027

Other	322,287

Total Liabilities	323,440,209

Net Assets	$4,835,649,719

Net Assets Represent:

Paid-in capital	$4,046,952,883

Distributable earnings	788,696,836

Net Assets	$4,835,649,719

The accompanying notes are an integral part of these financial statements.

6

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities (continued)

March 31, 2025

Class 1:

Net Assets	$2,411,824,655

Units outstanding	95,578,712

Net asset value, offering and redemption price per Unit	$25.23

Class 2:

Net Assets	$547,968,463

Units outstanding	21,061,409

Net asset value, offering and redemption price per Unit	$26.02

Class 3:

Net Assets	$1,101,950,539

Units outstanding	41,331,380

Net asset value, offering and redemption price per Unit	$26.66

Class 4:

Net Assets	$270,454,826

Units outstanding	9,897,268

Net asset value, offering and redemption price per Unit	$27.33

Class 5:

Net Assets	$503,451,236

Units outstanding	20,203,410

Net asset value, offering and redemption price per Unit	$24.92

Maximum offering price per Unit	$25.82

The accompanying notes are an integral part of these financial statements.

7

AMG Pantheon Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2025

Expenses:

Investment advisory and management fees	$ 28,833,763

Administrative fees	2,059,555

Distribution fees - Class 1	15,139,365

Distribution fees - Class 2	2,586,850

Distribution fees - Class 3	2,289,910

Distribution fees - Class 5	4,076,025

Transfer agent fees	1,387,241

Professional fees	220,766

Directors fees and expenses	116,448

Custody fees	10,536

Miscellaneous expenses	609,295

Total expenses before offsets	57,329,754

Fee waivers:
Management fee waiver	(28,833,763)

Net expenses	28,495,991

Net investment loss	(28,495,991)

Net Realized and Unrealized Gain (Loss):

Capital gain distributions received	42,288,314

Net change in unrealized appreciation/depreciation of investments	325,737,467

Net realized and unrealized gain	368,025,781

Net increase in net assets resulting from operations	$ 339,529,790

The accompanying notes are an integral part of these financial statements.

8

AMG Pantheon Fund, LLC

Statements of Changes in Net Assets

For the fiscal years ended March 31, 2025 and March 31, 2024

	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$ (28,495,991)	$ (15,663,968)

Capital gain distributions received	42,288,314	19,036,663

Net change in unrealized appreciation/depreciation of investments	325,737,467	268,985,078

Net increase in net assets resulting from operations	339,529,790	272,357,773

Distributions to Investors

Class 1	(21,304,803)	(9,183,775)

Class 2	(5,125,312)	(2,726,419)

Class 3	(9,256,049)	(4,292,041)

Class 4	(2,397,531)	(1,577,514)

Class 5	(4,329,319)	(1,217,679)

Total distributions to Investors	(42,413,014)	(18,997,428)

Capital Unit Transactions:[1]

Net increase from capital Unit transactions	1,491,734,491	1,088,419,512

Total increase in net assets	1,788,851,267	1,341,779,857

Net Assets:

Beginning of year	3,046,798,452	1,705,018,595

End of year	$ 4,835,649,719	$ 3,046,798,452

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

9

AMG Pantheon Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2025

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 339,529,790

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Capital gain distributions received	(42,288,314)

Net change in unrealized appreciation/depreciation from investments	(325,737,467)

Decrease in prepaid expenses and other assets	95,454

Increase in administrative fees payable	76,991

Increase in distribution fees payable	981,355

Decrease in due to custodian	(566,556)

Increase in other accrued expenses	17,136

Purchases of Master Fund	(1,463,575,884)

Net cash used in operating activities	(1,491,467,495)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions	1,638,943,613

Disbursements from capital Unit transactions tendered	(88,284,652)

Distributions paid in cash	(8,003,704)

Net cash provided by financing activities	1,542,655,257

Net increase in cash	51,187,762

Cash at beginning of year[1]	211,735,184

Cash at end of year[2]	$ 262,922,946

Supplemental Disclosure of Cash Flow Information

Non-Cash Transactions:

Reinvestment of capital gain distributions	$ 34,409,310

Capital gain distributions received and subsequent reinvestment into the Master Fund	$ 42,288,314

Gross amount of Units converted[2]	$ 32,680,022

[1]	Includes cash held in escrow on the statement of assets and liabilities.
[2]	See Note 1(g) of the Notes to Financial Statements for non-cash Unit conversions between the classes.

The accompanying notes are an integral part of these financial statements.

10

AMG Pantheon Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,

	2025	2024	2023	2022	2021

Class 1 Units*

Net Asset Value, Beginning of the Year	$23.35	$21.14	$20.42	$18.04	$13.55

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.21)	(0.19)	(0.19)	(0.21)	(0.16)

Net realized and unrealized gain from investments	2.34	2.57	1.32	3.31	4.82

Total from investment operations	2.13	2.38	1.13	3.10	4.66

Less Distributions to Investors from:

Net realized gain on investments	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Total distributions to unitholders	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Net Asset Value, End of Year	$25.23	$23.35	$21.14	$20.42	$18.04

Total Return[1]	9.09%	11.27%	5.63%	17.49%	34.63%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.86%	0.87%	0.97%[3]	1.10%[3]	0.92%[3]

Ratio of gross expenses to average net assets[4]	1.56%	1.57%	1.67%[3]	1.80%[3]	1.82%[3]

Ratio of net investment loss to average net assets[1]	(0.86%)	(0.87%)	(0.97%)	(1.10%)	(0.92%)

Portfolio turnover rate (Master Fund)	6%	3%	5%	14%	0%

Net assets, end of year (in thousands)	$2,411,825	$1,482,567	$790,478	$365,514	$36,768

*	Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units.

[1]	Total return and net investment loss would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]

Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and 0.01% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

11

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,

	2025	2024	2023	2022	2021

Class 2 Units*

Net Asset Value, Beginning of the Year	$24.00	$21.68	$20.88	$18.39	$13.76

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.16)	(0.14)	(0.15)	(0.02)	(0.09)

Net realized and unrealized gain from investments	2.43	2.63	1.36	3.37	4.89

Total from investment operations	2.27	2.49	1.21	3.21	4.80

Less Distributions to Investors from:

Net realized gain on investments	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Total distributions to unitholders	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Net Asset Value, End of Year	$26.02	$24.00	$21.68	$20.88	$18.39

Total Return[1]	9.43%	11.49%	5.89%	17.76%	35.12%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.61%	0.62%	0.72%[3]	0.85%[3]	0.56%[3]

Ratio of gross expenses to average net assets[4]	1.31%	1.32%	1.42%[3]	1.55%[3]	1.57%[3]

Ratio of net investment loss to average net assets[1]	(0.61%)	(0.62%)	(0.72%)	(0.85%)	(0.56%)

Portfolio turnover rate (Master Fund)	6%	3%	5%	14%	0%

Net assets, end of year (in thousands)	$547,968	$415,744	$294,326	$190,690	$73,555

*	Effective July 31, 2020, Advisory Class Units were renamed Class 2 Units.

[1]	Total return and net investment loss would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]

Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

12

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,

	2025	2024	2023	2022	2021

Class 3 Units*

Net Asset Value, Beginning of the Year	$24.53	$22.10	$21.22	$18.63	$13.91

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.09)	(0.09)	(0.10)	(0.12)	(0.05)

Net realized and unrealized gain from investments	2.47	2.69	1.39	3.43	4.94

Total from investment operations	2.38	2.60	1.29	3.31	4.89

Less Distributions to Investors from:

Net realized gain on investments	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Total distributions to unitholders	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Net Asset Value, End of Year	$26.66	$24.53	$22.10	$21.22	$18.63

Total Return[1]	9.67%	11.78%	6.17%	18.07%	35.39%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.36%	0.37%	0.47%[3]	0.60%[3]	0.30%[3]

Ratio of gross expenses to average net assets[4]	1.06%	1.07%	1.17%[3]	1.30%[3]	1.32%[3]

Ratio of net investment loss to average net assets[1]	(0.36%)	(0.37%)	(0.47%)	(0.60%)	(0.30%)

Portfolio turnover rate (Master Fund)	6%	3%	5%	14%	0%

Net assets, end of year (in thousands)	$1,101,951	$677,874	$442,354	$344,161	$153,552

*	Effective July 31, 2020, Institutional Class Units were renamed Class 3 Units.

[1]	Total return and net investment loss would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]

Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

13

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,

	2025	2024	2023	2022	2021

Class 4 Units*

Net Asset Value, Beginning of the Year	$25.08	$22.53	$21.57	$18.88	$14.06

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.03)	(0.03)	(0.04)	(0.07)	(0.01)

Net realized and unrealized gain from investments	2.53	2.75	1.41	3.48	5.00

Total from investment operations	2.50	2.72	1.37	3.41	4.99

Less Distributions to Investors from:

Net realized gain on investments	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Total distributions to unitholders	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Net Asset Value, End of Year	$27.33	$25.08	$22.53	$21.57	$18.88

Total Return[1]	9.94%	12.08%	6.45%	18.36%	35.72%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.11%	0.12%	0.22%[3]	0.35%[3]	0.05%[3]

Ratio of gross expenses to average net assets[4]	0.81%	0.82%	0.92%[3]	1.05%[3]	1.07%[3]

Ratio of net investment loss to average net assets[1]	(0.11%)	(0.12%)	(0.22%)	(0.35%)	(0.05%)

Portfolio turnover rate (Master Fund)	6%	3%	5%	14%	0%

Net assets, end of year (in thousands)	$270,455	$239,390	$138,849	$6,752	$5,095

*	Effective July 31, 2020, Institutional Plus Class Units were renamed Class 4 Units.

[1]	Total return and net investment loss would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]

Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

14

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal period

	For the fiscal years ended March 31,				For the fiscal period ended March 31,
	2025	2024	2023	2022	2021*

Class 5 Units

Net Asset Value, Beginning of the Period	$23.11	$20.98	$20.32	$18.01	$14.37

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.27)	(0.25)	(0.24)	(0.25)	(0.11)

Net realized and unrealized gain from investments	2.33	2.55	1.31	3.28	3.92

Total from investment operations	2.06	2.30	1.07	3.03	3.81

Less Distributions to Investors from:

Net realized gain on investments	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Total distributions to unitholders	(0.25)	(0.17)	(0.41)	(0.72)	(0.17)

Net Asset Value, End of Period	$24.92	$23.11	$20.98	$20.32	$18.01

Total Return[1,3]	8.88%	10.97%	5.36%	17.13%	26.73%[4]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.11%	1.12%	(1.22%)[5]	1.35%[5]	1.05%[5,6]

Ratio of gross expenses to average net assets[7]	1.81%	1.82%	1.92%[5]	2.05%[5]	2.07%[5,6]

Ratio of net investment loss to average net assets[1]	(1.11%)	(1.12%)	(1.22%)	(1.35%)	(1.05%)[6]

Portfolio turnover rate (Master Fund)	6%	3%	5%	14%	0%

Net assets, end of period (in thousands)	$503,451	$231,222	$39,011	$3,593	$13

*	Class commenced operations on July 31, 2020.

[1]	Total return and net investment loss would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Excludes the effects of any sales charges.

[4]	Not annualized.

[5]

Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[6]	Annualized.

[7]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

15

AMG Pantheon Fund, LLC

Notes to Financial Statements

March 31, 2025

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents. The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC, an affiliate of the Fund, which has the same investment objective and investment policies as those of the Fund. AMG Pantheon Master Fund, LLC makes investments directly and through its wholly owned subsidiaries, AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Lead Fund, LLC (the “Lead Fund” and together with AMG Pantheon Master Fund, LLC and the Corporate Subsidiary, the “Master Fund” or the “Underlying Funds”). As of March 31, 2025, the Fund owned 96% of the Units in the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers five classes of Units (each a “Unit”, and collectively, “Units”). Each Unit is offered to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and may be purchased on a continuous basis as of the first business day of each month at the class’s net asset value (“NAV”) per Unit. The Units of Class 1, Class 2, Class 3, Class 4, and Class 5 generally have identical voting rights, but each Unit class may vote separately when required by law. Different Unit classes may have different NAV per Unit to the extent the Unit classes pay different distribution amounts and/or the expenses of such Unit classes differ. Each Unit class has its own expense structure. Sales of Units of Class 5 will incur a sales load up to 3.50%. For the year ended March 31, 2025, investors in Class 5 paid $3,342,017 to the distributor, the sub-distributor, selling agents or other financial intermediaries relating to sales loads charged on Class 5 subscriptions. The Fund has registered $5,500,000,000 in Units for sale under the Securities Act and offers Units of Class 1, Class 2, Class 3, Class 4, and Class 5 to the public under the Securities Act.

To provide liquidity to unitholders of the Fund (“Investors”), the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund’s Board of Directors (the “Board” or the “Directors”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.

VALUATION OF INVESTMENTS: The Fund records its investment in the Master Fund at a value based on the NAV per Unit of the Master Fund. Valuation policies for securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Consolidated Financial Statements.

b.

SECURITY TRANSACTIONS: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted for on a trade date basis. Security transactions are accounted for as of trade date. Realized gains and losses on withdrawals from the Master Fund and on securities sold are determined on the basis of identified cost. For the fiscal year ended March 31, 2025, the Fund purchased $1,463,575,884 of the Master Fund and did not redeem any Units of the Master Fund.

The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Master Fund’s investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income, including distributions from the Master Fund, is recorded on the ex-dividend date. Expenses are recorded on an accrual basis. The Fund indirectly bears its proportional share of the Master Fund’s expenses, which is reflected in the NAV of the Master Fund’s Units. During the fiscal year ended March 31, 2025, the Fund’s proportional share of the Master Fund’s expenses, current tax expense and deferred tax expense was $48,593,570, $4,039,869 and $6,957,730 respectively, which represents 1.18%, 0.10% and 0.17%, respectively, of the Fund’s average investment balance in the Master Fund.

Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.

DIVIDENDS AND DISTRIBUTIONS: Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Fund’s prospectus. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors’ distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent differences relating to the write-off of net operating losses resulted in the following reclassifications between distributable earnings and paid-in capital:

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

Distributable Earnings	Paid-In Capital

$ 13,345,041	$ (13,345,041)

Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The Fund had temporary differences relating to qualified late year ordinary loss deferrals.

The tax character of distributions paid during the tax years ended September 30, 2024 and September 30, 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$ –	$ –
Long-term capital gains	18,997,428	26,916,178

Total	$ 18,997,428	$ 26,916,178

On December 31, 2024, the Fund paid $42,413,014 of long-term capital gains which primarily consisted of capital gains received from the Master Fund on December 31, 2024.

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$ 51,730

Late year loss deferral	$ 17,426,105

Other temporary differences	$ –

Based on the cost of investments of $3,289,678,649 for federal income tax purposes at September 30, 2024, the Fund’s aggregate gross unrealized appreciation and depreciation were $880,744,303 and $0, respectively, resulting in net unrealized appreciation of $880,744,303.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following tax year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each tax year. For the year ending September 30, 2024, the Fund has elected to defer late year ordinary losses in the amount of $17,426,105.

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

e.

FEDERAL TAXES: The Fund qualifies as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. The Fund’s tax year end is September 30. The Investment Manager has analyzed the Fund’s tax positions as of March 31, 2025, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

If the Fund and/or the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund and/or the Master Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2024, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the tax year ending September 30, 2025, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

g.

CAPITAL STOCK: The Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Additionally, a 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. For the fiscal year ended March 31, 2025 and the fiscal year ended March 31, 2024, early repurchase fees were $103,125 and $27,703 respectively. Such amounts are netted against the cost of Units repurchased.

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

For the fiscal year ended March 31, 2025 and the fiscal year ended March 31, 2024, the Fund’s capital Unit transactions by class were as follows:

	March 31, 2025		March 31, 2024
	Units	Amount	Units	Amount

Class 1:

Proceeds from sale of Units	34,298,924	$ 842,409,507	26,996,899	$ 595,162,243

Reinvestment of dividends	659,201	16,868,967	330,104	7,493,355

Cost of Units tendered	(2,356,117)	(58,803,538)	(926,742)	(20,791,043)

Unit Conversion In	12,891	314,142	11,717	251,682

Unit Conversion Out	(539,124)	(13,713,294)	(295,395)	(6,667,296)

Net increase	32,075,775	$ 787,075,784	26,116,583	$ 575,448,941

Class 2:

Proceeds from sale of Units	5,931,150	$ 148,801,862	4,017,444	$ 90,278,895

Reinvestment of dividends	156,322	4,122,212	93,694	2,184,939

Cost of Units tendered	(1,733,166)	(44,583,426)	(419,523)	(9,654,123)

Unit Conversion In	88,702	2,279,731	60,098	1,418,665

Unit Conversion Out	(701,497)	(18,432,075)	(6,921)	(150,950)

Net increase	3,741,511	$ 92,188,304	3,744,792	$ 84,077,426

Class 3:

Proceeds from sale of Units	13,063,856	$ 339,275,720	7,780,238	$ 178,805,402

Reinvestment of dividends	278,456	7,521,087	154,658	3,683,943

Cost of Units tendered	(752,113)	(19,464,001)	(556,071)	(13,020,396)

Unit Conversion In	1,108,805	29,820,283	236,072	5,557,937

Net increase	13,699,004	$ 357,153,089	7,614,897	$ 175,026,886

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

	March 31, 2025		March 31, 2024
	Units	Amount	Units	Amount

Class 4:

Proceeds from sale of Units	292,616	$ 7,857,500	3,345,453	$ 75,721,100

Reinvestment of dividends	86,679	2,397,531	64,838	1,577,514

Cost of Units tendered	(28,901)	(771,155)	(26,697)	(612,158)

Net increase	350,394	$ 9,483,876	3,383,594	$ 76,686,456

Class 5:

Proceeds from sale of Units	10,463,033	$ 252,202,796	8,137,122	$ 177,006,854

Reinvestment of dividends	138,375	3,499,513	42,533	956,578

Cost of Units tendered	(390,236)	(9,600,084)	(16,572)	(373,591)

Unit Conversion In	10,619	265,866	–	–

Unit Conversion Out	(21,742)	(534,653)	(18,770)	(410,038)

Net increase	10,200,049	$ 245,833,438	8,144,313	$ 177,179,803

At March 31, 2025, 6 affiliated Investors, including Officers and Directors of the Fund and/or Pantheon Ventures (US) LP (the “Investment Manager” or “Pantheon”), owned 0.05% of the net assets of the Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent, and will be released from escrow on the effective date of the subscription.

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with Pantheon, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Fund as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Fund or any distributions by the Fund. The Investment Manager has agreed to waive its investment management fee paid by the Fund with respect to any period during which the only investment security held by the Fund is that of another investment company registered under the 1940 Act. Investment management fees waived under this investment management fee waiver may not be recouped by the Investment Manager in subsequent periods. During the fiscal year ended March 31, 2025, the Investment Manager waived all investment management fees payable by the Fund in the amount of $28,833,763.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Fund and the Underlying Funds to waive the investment management fees payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund; (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of the any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to the Corporate Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund by any accounting firm for auditing, tax and other professional services provided to the Lead Fund; and (h) fees and expenses billed directly to the Corporate Subsidiary for custody and fund administration services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund for custody and fund administration services provided to the Lead Fund; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the distribution and/or service fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Fund’s administration, custody, transfer agency, record keeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), and fees and expenses of Fund Directors.

To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay or reimburse the Fund for expenses and/or waive the management fee payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fees, the applicable Underlying Funds, will be obligated to pay the Investment Manager all such amounts paid, waived, or reimbursed by the Investment Manager pursuant to the Expense Cap, provided that (a) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (b) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (c) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date such amounts are paid, waived, or reimbursed by the Investment Manager. The Expense Limitation Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Fund or upon mutual agreement between the Investment Manager and the Fund’s Board.

During the fiscal year ended March 31, 2025, the Investment Manager did not reimburse the Fund or recoup any previously reimbursed expenses. As of March 31, 2025, the Fund does not have any reimbursements subject to recoupment.

The Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and Investor services to the Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s Investors. The Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average monthly net assets, with a minimum annual fee of $86,000 for these services.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Units of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”) in which the Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund adopted a distribution and service plan (the “Plan”) with respect to Class 1, Class 2, Class 3, and Class 5, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class 1, Class 2, Class 3, and Class 5 Units and for maintenance and personal service provided to existing Investors of those classes. The Plan authorizes payments to the Distributor of 0.75%, 0.50%, 0.25%, and 1.00% annually of the average monthly net assets attributable to Class 1, Class 2, Class 3, and Class 5, respectively. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by Class 1, Class 2, Class 3, and Class 5 for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Units of that class owned by clients of such broker, dealer or financial intermediary.

The Board provides supervision of the affairs of the Fund, the Master Fund, and other trusts within the AMG Funds family of mutual funds. The Directors of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Fund. Certain Directors and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3.	SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president, chief financial officer, and senior management at the Investment Manager. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected

24

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

4.	COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

5.	FINANCIAL AND OTHER RISK FACTORS

The Fund invests a substantial portion of its assets in the Master Fund and the Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in private equity, infrastructure, and other private asset funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the Fund’s investment objective will be met.

Units in the Fund provide limited liquidity because repurchases of Units are subject to approval of the Fund’s Board.

A discussion of the risks associated with the Fund’s investment in the Master Fund is provided in Note 9 of the Master Fund’s Notes to Consolidated Financial Statements and the Fund’s prospectus.

6.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2025 have been evaluated through the date at which the financial statements were issued and the Fund has determined that no material events or transactions occurred.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AMG Pantheon Fund, LLC (the Fund), as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2025, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the Fund’s auditor since 2021.

New York, New York

May 30, 2025

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AMG Pantheon Fund, LLC

Other Tax Information (unaudited)

AMG Pantheon Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2023/2024 Form 1099-DIV you received for the Fund showed the tax status of all distributions paid to you during each calendar year.

Pursuant to section 852 of the Internal Revenue Code, AMG Pantheon Fund, LLC hereby designates $18,997,428 as a capital gain distribution with respect to the taxable year ended September 30, 2024, or if subsequently determined to be different, the net capital gains of such year.

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AMG Pantheon Fund, LLC

Directors and Officers (unaudited)

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Fund. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Kurt A. Keilhacker, 61
• Oversees 37 Funds in Fund Complex	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).
• Independent Chairman	Eric Rakowski, 66
• Director since 2014 • Oversees 37 Funds in Fund Complex	Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of AMG Comvest Senior Lending Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).
• Director since 2014	Victoria L. Sassine, 59
• Oversees 37 Funds in Fund Complex	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Director
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2021	Garret W. Weston, 43
• Oversees 37 Funds in Fund Complex	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

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AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018	Keitha L. Kinne, 66
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2014	Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Credit Solutions Fund (2024- Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
• Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 60

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Treasurer since 2017	Thomas G. Disbrow, 59
• Principal Financial Officer since 2017 • Principal Accounting Officer since 2017	Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).
• Deputy Treasurer since 2017

John A. Starace, 54

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Pantheon Credit Solutions Fund (2024-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti- Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 51

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Executive Vice President since 2025

Jeff Miller, 53

Executive Vice President, AMG Pantheon Credit Solutions Fund (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024- Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008 - 2012); Principal, Allied Capital (2004-2008), Vice President, Lehman Brothers Investment Banking Division (2000-2004).

29

ANNUAL REPORT

 Appendix

AMG Funds March 31, 2025 AMG Pantheon Master Fund, LLC

wealth.amg.com	033125 AR081

AMG Funds

AMG Pantheon Master Fund, LLC

Annual Report—March 31, 2025

TABLE OF CONTENTS	PAGE

FUND PERFORMANCE (unaudited)	3

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Investments	5

Consolidated Statement of Assets and Liabilities	22
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Consolidated Statement of Operations	23
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Consolidated Statements of Changes in Net Assets	24
Detail of changes in assets for the past two fiscal years

Consolidated Statement of Cash Flows	25
Detail of cash movements during the fiscal year

Consolidated Financial Highlights	26
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

OTHER TAX INFORMATION (unaudited)	44

DIRECTORS AND OFFICERS (unaudited)	45

PORTFOLIO MANAGEMENT (unaudited)	47

INVESTMENT PROGRAM (unaudited)	49

TYPES OF INVESTMENTS AND RELATED RISK FACTORS (unaudited)	62

AMG Pantheon Master Fund, LLC Portfolio Manager’s Comments (unaudited)

Overview

As of March 31, 2025, the AMG Pantheon Master Fund, LLC (the Master Fund) returned 10.05% while the MSCI World Index (the “Index”) returned 7.04% on a 12-month trailing basis.

Market Review and Outlook

The last twelve months have been characterized by a period of relative calm followed by a period of macroeconomic uncertainty and market volatility starting in Q1 2025. While uncertainty lingered throughout the latter part of 2024 with elections in the US and globally, public markets finished the calendar year on solid footing with the S&P 500® Index finishing the year +25.02% and the Index +18.67%. The announcement of tariffs in early 2025 has roiled global markets and created significant uncertainty related to trade and national economies around the globe. The resulting impact on the trajectory of interest rates and inflation is unknown currently, however tariffs are widely expected to be inflationary. Merger and Acquisition (M&A) activity remains subdued relative to recent historical levels. While there were early signs of a resurgence in M&A activity in 2024, current market volatility calls that resurgence into question and likely has a disruptive effect on M&A in the near term. Geopolitical risks remain present including the ongoing conflict in Ukraine and other simmering conflicts around the globe. Holding true to our long-term private equity investment thesis, we continue to believe that the highest quality managers will be able to appropriately navigate uncertainty and deliver compelling results for investors.

Performance and Positioning

The Master Fund’s units returned 10.05% over the fiscal year versus a 7.04% return for the Index. The Master Fund made 35* new investments over the last 12 months, resulting in approximately $1.6 billion of new capital commitments; 13 of these investments were secondary investments, 16 were co-investments, and 6 were primary fund commitments. We believe the Master Fund has been able to execute on its mandate to provide a globally diversified portfolio to investors since inception. As of March 31, 2025, the Master Fund’s breakdown by Geography is as follows: North America (61%), Europe (34%), Rest of the World (4%). The Master Fund continues to seek opportunities on a global basis. As of March 31, 2025, the top four sector exposures in the Master Fund are as follows: Information Technology (28%), Healthcare (18%), Industrials (14%), and Financials (13%). Pantheon continues to favor investments in select sectors including technology, healthcare, and financials while aiming to achieve diversification across industry sectors within the Master Fund. The Master Fund continues to deemphasize certain cyclical areas of the economy such as energy that are exposed to unpredictable commodity price risk.

*	Represents the number of new deals. Each deal may have multiple underlying funds or companies.

This commentary reflects the viewpoints of Pantheon Ventures (US) LP as of March 31, 2025 and is not intended as a forecast or guarantee of future results.

AMG Pantheon Master Fund, LLC Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Master Fund’s cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Master Fund’s units on March 31, 2015 to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a unitholder would pay on a Master Fund distribution or redemption of units. The listed returns for the Master Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Pantheon Master Fund, LLC and MSCI World Index for the same time periods ended March 31, 2025.

Average Annual Total Returns[1]	Fiscal YTD Total Return	5 Year Total Return	10 Year Total Return	Inception Total Return	Inception Date

AMG Pantheon Master Fund, LLC	10.05%	16.30%	12.42%	12.02%	09/30/14

MSCI World Index[2,3]	7.04%	16.13%	9.50%	9.36%	09/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Master Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per unit for the Master Fund and other information, please call 877.355.1566 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

†	Date reflects inception date of the Master Fund, not the Index.

[1]

Total return equals income yield plus unit price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Master Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Master Fund are net of expenses. All returns are in U.S. dollars ($).

[2]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Please go to msci.com for most current list of countries represented by the Index. Unlike the Master Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur fees.

[3]

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2025

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Co-Investments

ACP Accelerant Co-Invest, LLC (Financials)(a),(b),*	01/31/2022	(c)	$33,841,898	0.7%

AIX Pride Syndication L.P. (Information Technology)(b),*	11/16/2018	(c)	7,139,790	0.1%

AP VIII Prime Security Services Holdings, L.P. (Industrials)*	04/26/2016	(c)	1,111,486	0.0%

APH CUBS Co-invest LP (Financials)(b),*	11/16/2018	(c)	6,068,099	0.1%

APIA BIM FPCI (Information Technology) (France)(b),*	02/25/2020	(c)	8,337,836	0.2%

APIA DINO FPCI (Information Technology) (Netherlands)(a),(b),*	03/11/2022	(c)	13,099,041	0.3%

APIA OPUS FPCI (Information Technology) (France)(b),*	12/22/2020	(c)	4,785,114	0.1%

APIA TRILOGY FPCI (Information Technology) (Belgium)(a),(b),*	09/16/2021	(c)	16,167,039	0.3%

Apollo DSB Co-Invest, L.P (Healthcare)(b),*	11/14/2018	(c)	11,455,627	0.2%

Aquarian Insurance Holdings (Financials)(a),(b),*	09/29/2022	(c)	43,763,811	0.9%

Armis Investors Holdings, L.P. (Information Technology)(b),*	02/03/2020	(c)	9,299,882	0.2%

Base10 Advancement Initiative IH I, L.P. (Healthcare)(a),(b),(d),*	05/13/2022	(c)	3,674,505	0.1%

BC Partners Aqua Co-Investment LP (Industrials) (Germany)(a),(b),*	01/11/2022	(c)	7,331,688	0.1%

BC Partners Clay Co-Investment LP (Materials) (Germany)(a),(b),*	03/30/2022	(c)	32,469,412	0.6%

CB Ignite Holdings, LLC (Consumer Discretionary)(b),(d),*	08/12/2016	(c)	2,297,454	0.0%

CD&R Raven Co-Investor, L.P. (Healthcare)(a),(b),*	11/15/2024	(c)	13,729,585	0.3%

Cogenuity Co-Invest I LP (Consumer Discretionary)(a),(b),*	06/21/2024	(c)	13,014,435	0.3%

Coronet Cyber Security Ltd. (Information Technology) (Israel)(b),(d),*	02/03/2023	(c)	5,257,000	0.1%

DETZ Co-Investment Aggregator, L.P. (Financials)(b),*	12/08/2021	(c)	42,909,056	0.8%

Diamond LS I LP (Financials)(b),*	12/28/2016	(c)	1,852,408	0.0%

Digital Bridge Small Cell Holdings, LLC (Information Technology)(b),(d),*	11/06/2015	31	164,172	0.0%

Eagle Investment Trust (Industrials) (Australia)(b),*	08/12/2021	(c)	22,004,059	0.4%

ECI 11 FP Limited (Information Technology) (United Kingdom)(b),*	06/07/2021	(c)	8,162,243	0.2%

Epsilon Topco Limited (Information Technology)(b),(d),*	10/03/2018	(c)	2,864,888	0.1%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Co-Investments (continued)

ESCP PPG Holdings, LLC (Industrials)(b),(d),*	12/14/2016	2,171.429	$0	0.0%

Fintech Collective PA1 LLC (Information Technology)(a),(b),*	12/23/2022	(c)	8,265,561	0.2%

Five Arrows Galliera Co-Invest Fund SCSp (Consumer Discretionary) (France)(a),(b),*	08/04/2022	(c)	20,537,532	0.4%

Five Arrows Royal FAPI IV Co-Invest SCSp (Information Technology)(a),(b),*	07/01/2024	(c)	18,293,544	0.4%

Five Arrows Spark 2023 FAPI III Co-Invest SCSp (Healthcare) (United Kingdom)(a),(b),*	07/19/2023	(c)	18,785,127	0.4%

Frozen Bakery Holdco, LLC (Consumer Staples)(a),(b),(d),*	03/27/2024	(c)	42,211,000	0.8%

GGV (ET) LLC (Information Technology)(a),(b),(d),*	08/08/2022	(c)	3,248,000	0.1%

Golden Aggregator, L.P. (Information Technology)*	06/28/2021	(c)	11,850,709	0.2%

H&F Flashdance Partners I, L.P. (Financials)(b),*	07/16/2018	(c)	1,233,984	0.0%

H.I.G. CHA, L.P. (Industrials)(a),(b),*	05/23/2024	(c)	37,159,367	0.7%

H.I.G. Pixelle Specialty Solutions Co- Investment, L.P. (Materials)(a),(b),*	07/15/2022	(c)	4,062,440	0.1%

H.I.G. TMC Co-Investors, L.P. (Industrials)(a),*	02/21/2023	(c)	20,351,212	0.4%

Hadron Holdings (Financials)(a),(b),*	10/16/2023	(c)	12,452,229	0.2%

Heartland Dental Holding Corp (Healthcare)(a),(b),(d),*	06/21/2024	(c)	54,574,000	1.1%

Help HP SCF Investor, LP (Information Technology)(b),*	05/12/2021	(c)	10,082,321	0.2%

Hg Athena Co-Invest L.P. (Information Technology) (United Kingdom)*	03/18/2020	(c)	12,566,241	0.2%

Hg Riley Co-Invest L.P. (Information Technology)(a),(b),*	09/30/2021	(c)	2,079,550	0.0%

Hg Secular Co-Invest L.P. (Information Technology)(b),*	09/16/2020	(c)	4,602,700	0.1%

Hg Vibranium Co-Invest L.P. (Information Technology) (Sweden)(a),(b),*	06/29/2022	(c)	34,552,508	0.7%

Hg Vivaldi 2 Co-Invest L.P. (Information Technology) (Norway)(b),*	06/10/2019	(c)	7,936,941	0.2%

High Street HoldCo, LLC(a),(b),(d),*	06/27/2024	(c)	48,954,000	1.0%

Hub International (Financials)(b),(d),*	09/14/2023	(c)	41,278,000	0.8%

Hygee International SARL (Materials) (France)(b),(d),*	12/17/2020	(c)	7,697,187	0.2%

IK PF II Luxco 6 S.à r.l. (Industrials) (United Kingdom)(a),(b),(d),*	04/12/2024	(c)	30,944,440	0.6%

Incline A Aviation Co-Investment Fund (Industrials)(d),*	05/15/2020	(c)	0	0.0%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Co-Investments (continued)

Incline B Aviation Aladdin Co-Investment Limited Partnership (Industrials)(b),(d),*	06/26/2018	(c)	$2,953,721	0.1%

Insight Hideaway Aggregator, L.P. (Information Technology)(a),(b),*	03/15/2024	(c)	49,406,893	1.0%

Insight RF Holdings, LLC (Information Technology)*	07/03/2019	(c)	57,171	0.0%

ISH Co-Invest Aggregator, L.P. (Information Technology)(b),*	05/06/2021	(c)	5,991,949	0.1%

IVP XI Celestial Co-Invest LP (Industrials)(b),*	06/04/2021	(c)	9,593,155	0.2%

IVP XII DK (BLOCKED) Co-Invest, L.P. (Communication Services)(a),(b),(d),*	10/01/2021	(c)	17,589,000	0.3%

JP Co-Invest, LLC (Consumer Staples)(b),*	11/13/2018	(c)	16,486	0.0%

KKR Cavalry Co-Invest L.P. (Information Technology)(a),(b),*	03/22/2022	(c)	14,676,388	0.3%

KKR Compass Co-Invest L.P. (Healthcare)(b),*	04/25/2024	(c)	62,886,103	1.2%

KKR Gameday Co-Invest L.P. (Consumer Discretionary)(a),(b),*	08/19/2024	(c)	34,087,051	0.7%

Kwol Co-invest, LP (Healthcare)(a),(b),*	12/12/2023	(c)	40,291,626	0.8%

LEP Prelude Co-Invest, L.P. (Healthcare)(b),*	07/05/2017	(c)	3,353,165	0.1%

Logan Co-Invest, L.P. (Information Technology)(b),*	08/27/2020	(c)	2,405,214	0.0%

N2Y (Consumer Discretionary)(a),(b),*	05/03/2023	(c)	39,417,381	0.8%

NetSPI (Information Technology)(a),(b),*	11/01/2022	(c)	26,233,170	0.5%

Ocean Alliance III, L.P. (Communication Services) (People’s Republic of China)(b),*	09/04/2020	(c)	3,755,741	0.1%

Olive Investments Limited (Information Technology)(a),(b),*	09/01/2021	(c)	16,582,230	0.3%

Onex ISO Co-Invest LP (Financials)(a),(b),*	10/29/2021	(c)	27,658,780	0.5%

Project Alpine Co-Invest Fund, L.P. (Information Technology)(a),(b),*	06/13/2022	(c)	43,018,648	0.8%

Project Hotel California Co-Invest Fund, L.P. (Information Technology)(a),(b),*	07/29/2022	(c)	52,144,639	1.0%

PSC Leto LP Kirkland (Information Technology) (Netherlands)(a),(b),*	11/01/2024	(c)	17,276,862	0.3%

PSG Government Brands II Co-Invest L.P. (Information Technology)(a),(b),*	07/30/2021	(c)	13,512,612	0.3%

PSG LM Co-Investors L.P. (Information Technology)(b),*	05/24/2016	(c)	5,624,312	0.1%

Quantum Parallel Partners VI-C(A), LP (Energy)(b),*	10/16/2015	(c)	86,861	0.0%

Quantum QEP VII Co-Investment Fund, L.P. (Energy)*	08/30/2018	(c)	1,546,771	0.0%

R Chapel Avenue Holdings Co-Invest B, LP (Financials)(a),*	07/08/2024	(c)	18,315,876	0.4%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Co-Investments (continued)

RCP Artemis Co-Invest LP (Financials)(b),*	08/01/2019	(c)	$19,492,810	0.4%

RL Co-investor Aggregator II L.P. (Communication Services)(a),(b),*	03/04/2022	(c)	20,971,126	0.4%

Roark Capital Partners II Sidecar LP (Consumer Discretionary)(b),*	11/26/2018	(c)	8,911,523	0.2%

SDA Investors Group, LLC - Class A (Healthcare)(b),(d),*	08/03/2017	(c)	450,588	0.0%

SDA Investors Group, LLC - Series A Pref (Healthcare)(d),*	03/26/2019	(c)	2,226,704	0.0%

SDA Investors Group, LLC - Series AA Pref (Healthcare)(d),*	09/18/2023	(c)	328,827	0.0%

Sequoia Financial Group (Financials)(a),(b),*	10/28/2022	(c)	52,604,870	1.0%

Shamrock ND Holdco, L.P. (Communication Services)(a),(b),*	09/10/2024	(c)	41,166,742	0.8%

SignalFire Opportunities Fund, L.P. - Series 11 (Financials)(a),(b),*	12/10/2021	(c)	4,692,086	0.1%

SignalFire Opportunities Fund, L.P. (Healthcare)(a),(b),*	04/08/2022	(c)	4,519,378	0.1%

SKCP V Sirona Co-Invest, L.P. (Healthcare) (France)(a),(b),*	12/16/2021	(c)	12,156,310	0.2%

SYFS Co-INVEST, LLC (Healthcare)(b),*	09/01/2017	(c)	70,911	0.0%

TCP DJR Co-Invest, L.P (Energy)(b),*	11/20/2018	(c)	2,118,770	0.0%

TI VI Project Horizon Co-Invest L.P. (Consumer Staples) (Switzerland)(a),(b),*	09/30/2024	(c)	20,946,519	0.4%

TKC Investment Holdings, LLC (Consumer Discretionary)(b),*	10/12/2016	(c)	2,448,224	0.0%

TPG Clarinet Co-Invest, LP (Consumer Discretionary) (Australia)(b),*	02/26/2019	(c)	7,144,111	0.1%

TPG Growth V Amplifier CI, L.P. (Healthcare)(a),(b),*	02/10/2022	(c)	33,934,047	0.7%

TPG Growth V Deacon, L.P. (Information Technology)(a),(b),*	11/20/2023	(c)	23,419,184	0.5%

TPG Growth V Melody CI, Limited Partnership (Communication Services) (Italy)(a),(b),*	07/18/2022	(c)	35,937,543	0.7%

TPG VII Renown Co-Invest I, L.P. (Consumer Stationary)(b),*	05/09/2018	(c)	5,629	0.0%

TVG-I-E-AEG Holdings (Consumer Discretionary)*	01/27/2017	(c)	2,090,636	0.0%

T-VI Co-Invest-A (Financials)(b),*	08/12/2015	(c)	0	0.0%

T-VII Mitchell/Genex Co-Invest, L.P. (Healthcare)(b),*	06/28/2018	(c)	6,012,029	0.1%

Verdane Co-Invest Papirfly AB (Information Technology) (Norway)(a),(b),*	03/30/2022	(c)	3,831,602	0.1%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Co-Investments (continued)

Vistria AP Investment LLC (Consumer Discretionary)(b),(d),*	12/12/2019	(c)	$7,688,424	0.2%

WP Triton Investment, L.P. (Communication Services) (United Kingdom)(b),*	12/10/2019	(c)	410,027	0.0%

WP-LH Co-Invest, L.P. (Consumer Discretionary)(b),*	06/25/2015	(c)	405,875	0.0%
Total Co-Investments			1,586,985,421	31.0%

Primary Private Investment Funds

Abry Advanced Securities Fund IV, L.P.*	02/19/2019	(c)	2,869,434	0.1%

Accel Leaders Fund IV, L.P.(a),(b),*	06/05/2023	(c)	9,708,717	0.2%

Accel London VIII, L.P(a),(b),*	08/21/2024	(c)	1,543,144	0.0%

AI ALTIUS & Cy S.C.Sp(a),(b),*	02/04/2025	(c)	26,088,000	0.5%

American Industrial Partners Fund VIII(a),*	04/30/2024	(c)	13,532,214	0.3%

Banc Fund IX L.P.(b),*	01/19/2016	(c)	58,263	0.0%

Base10 Advancement Initiative II(a),(b),*	01/06/2023	(c)	5,495,616	0.1%

Battery Ventures Select Fund II, L.P.(a),(b),*	03/09/2022	(c)	2,311,499	0.0%

Battery Ventures XIV, L.P.(a),(b),*	07/20/2022	(c)	4,936,022	0.1%

BC European Capital X – 3 LP (United Kingdom)(a),(b),*	09/30/2024	(c)	7,072,626	0.1%

BC European Capital XI (United Kingdom)(a),(b),*	02/25/2022	(c)	20,012,092	0.4%

BroadRiver III, L.P.*	03/27/2018	(c)	2,945,881	0.1%

Calera Capital Partners V L.P.*	04/25/2016	(c)	56,461	0.0%

Canaan XIII(a),(b),*	08/28/2024	(c)	1,393,040	0.0%

Craft Ventures Growth II(a),(b),*	05/31/2023	(c)	6,118,135	0.1%

Entrepreneurial Equity Partners II, L.P.(a),*	06/26/2024	(c)	19,286,799	0.4%

Five Arrows Principal Investments IV SCSp (United Kingdom)(a),*	06/17/2022	(c)	13,254,409	0.3%

Forbion Capital Fund VI (Netherlands)(a),(b),*	03/01/2023	(c)	3,885,009	0.1%

Fremman 2 MM Co-Investment 1 Albatros SCSP(a),(b),*	02/26/2025	(c)	26,487,218	0.5%

GSO Capital Opportunities Fund III, L.P.*	09/22/2016	(c)	524,034	0.0%

H&F Arrow 2, L.P.(b),*	08/28/2020	(c)	322,589	0.0%

H.I.G. Advantage Buyout Fund II L.P.(a),*	05/06/2024	(c)	7,444,302	0.2%

HGGC Fund IV(a),(b),*	12/03/2021	(c)	21,584,312	0.4%

HIG Middle Market LBO Fund IV(a),(b),*	05/11/2023	(c)	661,321	0.0%

ICG Minimax 2024 Co-Investment I SCSp(a),(b),*	03/10/2025	(c)	40,716,260	0.8%

IK X Fund No.1 SCSp(a),(b),*	02/13/2025	(c)	872,750	0.0%

Incline Aviation Fund II(d),*	05/07/2021	(c)	9,398,383	0.2%

Incline Aviation I(d),*	03/09/2017	(c)	909,601	0.0%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Primary Private Investment Funds
(continued)

Knox Lane Capital Fund II, L.P.(a),(b),*	01/08/2024	(c)	$4,527,615	0.1%

Main Post Growth Capital III(a),(b),*	10/25/2023	(c)	1,826,137	0.0%

NEA 18 Venture Growth Equity, L.P.(a),(b),*	02/08/2023	(c)	8,000,048	0.2%

New Enterprise Associates 18, L.P.(a),(b),*	02/08/2023	(c)	5,771,155	0.1%

Nexus Special Situations IV, L.P.(a),(b),*	04/30/2024	(c)	2,035,719	0.0%

Norvestor IX (Norway)(a),*	04/20/2023	(c)	5,480,296	0.1%

PSC V (A), LP(a),(b),*	02/19/2025	(c)	15,523,463	0.3%

PSG Encore-A L.P.(a),(b),*	03/23/2022	(c)	24,647,635	0.5%

RedBird Capital Partners Fund IV, L.P.(a),*	01/29/2024	(c)	25,046,383	0.5%

Redpoint IX(a),(b),*	10/03/2022	(c)	3,794,748	0.1%

SignalFire Breakout Fund III, L.P.(a),(b),*	01/31/2022	(c)	9,140,311	0.2%

SignalFire Fund IV, L.P.(a),(b),*	01/31/2022	(c)	3,760,313	0.1%

SignalFire XIR Fund, L.P.(a),(b),*	01/31/2022	(c)	5,912,392	0.1%

SK Capital Partners VI(a),*	09/22/2023	(c)	6,612,264	0.1%

Towerbrook Investors VI (OS), L.P.(a),*	07/24/2024	(c)	6,532,555	0.1%

TPG Growth V, L.P.(a),*	09/17/2021	(c)	30,559,346	0.6%

Valeas Capital Partners Fund I(a),(b),*	02/27/2023	(c)	20,353,333	0.4%
Total Primary Private Investment Funds			429,011,844	8.4%

Secondary Private Investment Funds

3i Venice SCSp (United Kingdom)*	01/15/2020	(c)	20,646,143	0.4%

A&M Capital Europe, SCSp (Spain)(a),*	12/29/2023	(c)	12,568,286	0.2%

A9 EUR (Feeder) L.P. (France)(a),*	09/30/2024	(c)	5,448,066	0.1%

Abry Advanced Securities Fund III, L.P.(b),*	03/31/2021	(c)	10,994	0.0%

ABRY Heritage Partners, L.P.(e),*	03/31/2021	(c)	196,971	0.0%

ABRY Partners IX, L.P.(b),(e),*	03/31/2021	(c)	2,212,290	0.0%

ABRY Partners VI, L.P.(e),*	03/31/2021	(c)	750	0.0%

ABRY Partners VII, L.P.(b),(e),*	03/31/2021	(c)	146,304	0.0%

ABRY Partners VIII, L.P.(e),*	03/31/2021	(c)	304,764	0.0%

ABRY Senior Equity III, L.P.(b),(e),*	03/31/2021	(c)	5,289	0.0%

ABRY Senior Equity IV, L.P.(b),(e),*	03/31/2021	(c)	122,706	0.0%

ABRY Senior Equity V, L.P.(e),*	03/31/2021	(c)	1,593,031	0.0%

ACON Equity Partners 3.5, L.P.(b),(e),*	01/12/2022	(c)	1,757,799	0.0%

ACON Equity Partners IV, L.P.(b),(e),*	01/04/2022	(c)	4,763,455	0.1%

ACP Investment Fund II, L.P.(e),*	06/30/2023	(c)	5,924,028	0.1%

Advent International GPE IX-C Limited Partnership(a),(b),*	03/31/2024	(c)	15,943,437	0.3%

Advent International GPE VIII-B-3 Limited Partnership(a),(b),*	03/31/2024	(c)	8,105,338	0.2%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)
Secondary Private Investment Funds
(continued)

Allegro Private Equity Fund II, L.P. (Australia)*	03/04/2020	(c)	$487,750	0.0%

Alpine Investors Apex CV-A, LP(a),(b),*	10/20/2023	(c)	72,912,977	1.4%

Alpine Investors TEAM CV Feeder, LLC(b),*	12/17/2020	(c)	9,700,053	0.2%

Altamont Capital Partners III, L.P.(b),(e),*	06/30/2023	(c)	75,742,389	1.5%

Altor Fund II (No. 2) Limited Partnership (Denmark)(a),(b),*	03/31/2024	(c)	443,129	0.0%

Altor Fund III (No. 2) Limited Partnership (Sweden)(a),*	03/31/2024	(c)	976,895	0.0%

Altor Fund III Ltd. Partnership (Sweden)(e),*	04/07/2022	(c)	386,318	0.0%

Altor Fund IV (No. 1) AB (Sweden)(a),*	03/31/2024	(c)	5,175,324	0.1%

Altor Fund IV AB (Sweden)(a),*	04/08/2022	(c)	2,233,257	0.0%

Altor Fund V (No. 2) AB (Sweden)(a),*	03/31/2024	(c)	13,562,963	0.3%

Altor Fund V AB (Sweden)(a),*	04/08/2022	(c)	5,217,449	0.1%

Antin Infrastructure Partners III-B SCSp (Spain)*	11/04/2020	(c)	3,936,513	0.1%

Apax France VIII-A FCPR (France)(b),*	01/22/2019	(c)	249,102	0.0%

Apollo Overseas Partners IX, L.P.(a),*	09/30/2024	(c)	8,690,345	0.2%

Archer Capital GF Trust 2B (Australia)*	03/04/2020	(c)	924,105	0.0%

Archer Capital Trust 5B (Australia)(b),*	03/04/2020	(c)	84,383	0.0%

Ares Corporate Opportunities Fund IV, L.P.*	04/13/2017	(c)	343,779	0.0%

Astorg CF II (GP) (Netherlands)(a),(b),*	09/24/2024	(c)	21,360,840	0.4%

August Equity Partners IV Executives Partnership LP (United Kingdom)(a),(b),*	12/29/2023	(c)	3,862,641	0.1%

Aztiq Fund I(b),*	05/13/2019	(c)	9,598,779	0.2%

Bain Capital Fund XII, LP(a),*	06/30/2024	(c)	11,025,063	0.2%

Balderton Capital V, L.P. (United Kingdom)(a),(b),*	10/01/2024	(c)	10,519,480	0.2%

Base10 Partners I, L.P.(a),(b),*	08/03/2022	(c)	5,840,577	0.1%

BE VI ‘D’ LP (United Kingdom)(a),*	09/30/2024	(c)	14,905,357	0.3%

Berkshire Fund IX Coinvestment Fund L.P.(e),*	04/08/2022	(c)	3,321,675	0.1%

Berkshire Fund IX, L.P.(e),*	09/03/2021	(c)	6,968,448	0.1%

Berkshire Fund VI L.P.(a),*	04/08/2022	(c)	415,116	0.0%

Berkshire Fund VII, L.P.(a),(b),*	04/08/2022	(c)	182,391	0.0%

Berkshire Fund VIII L.P.(a),*	04/08/2022	(c)	891,955	0.0%

Berkshire Fund X-A, L.P.(a),*	11/16/2021	(c)	2,237,386	0.0%

Blackstone Capital Partners VI(e),*	04/07/2022	(c)	158,704	0.0%

Blackstone Capital Partners VIII L.P.(e),*	10/01/2024	(c)	25,477,273	0.5%

Blackstone Energy Partners II L.P.(e),*	10/01/2024	(c)	7,375,516	0.1%

Boom Co-Invest B, L.P.(a),(b),*	01/02/2024	(c)	4,546,516	0.1%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)
Secondary Private Investment Funds
(continued)

BPE 3 Unternehmensbeteiligungen GmbH & Co. KG (Germany)(a),(b),*	11/22/2024	(c)	$1,150,201	0.0%

Brentwood Associates Private Equity V, L.P.(b),(e),*	10/01/2024	(c)	18,087,383	0.4%

Bridgepoint Europe IV ‘A’ LP (United Kingdom)(a),*	12/29/2023	(c)	79,613	0.0%

CapVest Strategic Opportunities 2 SCSp (United Kingdom)(b),*	12/01/2020	(c)	7,026,910	0.1%

Carlyle Global Infrastructure Opportunity Fund, L.P.(e),*	04/21/2022	(c)	15,822,137	0.3%

Carlyle Renewable and Sustainable Energy Fund II(a),(b),*	11/29/2022	(c)	818,559	0.0%

CB Offshore Equity Fund IX, Limited Partnership(a),*	12/31/2024	(c)	11,151,046	0.2%

CB Offshore Equity Fund X, Limited Partnership(a),*	12/31/2024	(c)	7,331,615	0.1%

CB Offshore Equity Overage Fund X, Limited Partnership(a),(b),*	12/31/2024	(c)	5,913,005	0.1%

CBPE Capital Fund IX B, L.P. (United Kingdom)*	12/31/2020	(c)	5,072,854	0.1%

CD&R Value Building Partners I, L.P.(a),*	12/17/2021	(c)	39,782,789	0.8%

CenterGate Capital Partners I, L.P.(a),(b),*	10/02/2024	(c)	940,810	0.0%

Charlesbank Equity Fund IX Overage Program(e),*	10/01/2024	(c)	836,716	0.0%

Charlesbank Equity Fund IX, Limited Partnership(e),*	10/01/2024	(c)	2,817,789	0.1%

Charlesbank Equity Fund VII, Limited Partnership(b),(e),*	10/01/2024	(c)	3,187	0.0%

Charlesbank Equity Fund VIII, Limited Partnership(e),*	10/01/2024	(c)	1,297,736	0.0%

CIVC SIB CF, L.P. (Canada)(a),(b),*	05/03/2023	(c)	37,091,757	0.7%

Clearlake Capital Partners VII (Offshore), LP(a),(b),*	12/29/2023	(c)	4,902,893	0.1%

Clearview Capital Fund III, L.P.(a),(b),*	05/31/2023	(c)	1,721,346	0.0%

Clearview Capital Fund IV, L.P.(a),(b),*	05/31/2023	(c)	7,379,742	0.1%

Clearview Capital Mezzanine Fund I, L.P.(a),*	05/16/2023	(c)	804,234	0.0%

Clearview Capital V(a),(b),*	05/19/2023	(c)	538,939	0.0%

Diablo Investment Fund, L.P.(b),(e),*	08/09/2024	(c)	767,872	0.0%

Digital Colony Partners, L.P. (Luxembourg)(a),(b),*	01/31/2024	(c)	72,097,923	1.4%

DPE Continuation Fund I (Germany)(a),(b),*	10/12/2022	(c)	51,987,941	1.0%

DW Healthcare Partners III, L.P.(a),(b),*	10/01/2024	(c)	141,167	0.0%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)
Secondary Private Investment Funds
(continued)

DW Healthcare Partners IV, L.P.(a),(b),*	10/01/2024	(c)	$1,216,885	0.0%

DW Healthcare Partners MLG CV, L.P.(a),(b),*	11/25/2024	(c)	1,037,269	0.0%

DW Healthcare Partners Small Cap, L.P.(a),*	10/01/2024	(c)	490,486	0.0%

DW Healthcare Partners V, L.P.(a),(b),*	10/01/2024	(c)	4,561,500	0.1%

ECP Calpine Continuation Fund, LP(a),*	07/05/2022	(c)	50,493,916	1.0%

EQT IX (No.2) EUR SCSP (Sweden)(a),*	12/29/2023	(c)	33,977,373	0.7%

EQT VII (No.1) LP (Denmark)(a),(b),*	12/29/2023	(c)	9,814,536	0.2%

EQT VIII (No.1) SCSP(a),*	12/29/2023	(c)	20,276,712	0.4%

Equistone Partners Europe Fund VI “A” SCSp (France)(a),*	09/30/2024	(c)	4,240,186	0.1%

Equistone Partners Europe Fund VI “B” SCSp (Luxembourg)(a),(b),*	12/31/2024	(c)	20,326,344	0.4%

Ergon svt Long Term Value Fund SCSp (Germany)(b),*	02/24/2021	(c)	5,803,142	0.1%

ESO Fund VII SCSp SICAV-RAIF (United Kingdom)(a),(b),*	09/01/2021	(c)	8,656,072	0.2%

Flexpoint Fund IV(a),(b),*	03/31/2024	(c)	12,919,310	0.3%

Flexpoint Overage Fund IV-B, L.P.(a),(b),*	03/31/2024	(c)	3,609,665	0.1%

Francisco Partners III, L.P.(b),*	01/05/2015	(c)	56,390	0.0%

Francisco Partners VI-B, L.P.(a),*	01/02/2024	(c)	9,331,856	0.2%

FSN Capital VI L.P. (Denmark)(a),(b),*	03/31/2024	(c)	12,465,814	0.2%

Fund IX Offshore Overage Program II(a),(b),*	12/31/2024	(c)	7,080,938	0.1%

Genstar Capital Partners X L.P.(a),*	12/29/2023	(c)	4,144,922	0.1%

GenuiII GmbH & Co. geschl. InvKG (Germany)(a),*	10/01/2024	(c)	5,113,868	0.1%

GHO Capital Vanquish LP (United Kingdom)(a),*	05/22/2023	(c)	37,471,732	0.7%

GIP Aquarius Fund, SCSp (Brazil)(a),(b),*	10/19/2021	(c)	13,518,523	0.3%

Global Infrastructure Partners II (United Kingdom)(a),*	12/30/2022	(c)	3,223,522	0.1%

Global Infrastructure Partners III(a),*	12/30/2022	(c)	1,362,042	0.0%

Graham Partners OptConnect Continuation Fund Parallel(a),(b),*	12/20/2022	(c)	41,111,970	0.8%

Greenbriar Equity Fund III, L.P.(e),*	03/31/2021	(c)	557,895	0.0%

Gryphon Partners VI-A, L.P.(a),(b),*	12/29/2023	(c)	9,644,589	0.2%

GSP 2.0, L.P.(e),*	09/30/2024	(c)	4,125,302	0.1%

GSP 3.0 Fund, L.P.(b),(e),*	09/30/2024	(c)	4,280,537	0.1%

Hellman & Friedman Capital Partners VII, L.P.(b),*	10/01/2019	(c)	49,295	0.0%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)
Secondary Private Investment Funds
(continued)

Hellman & Friedman Capital Partners X (Parallel), L.P.(a),*	09/27/2024	(c)	$33,525,876	0.7%

Hg Saturn 2 B LP (United Kingdom)(a),(b),*	01/02/2024	(c)	7,294,508	0.1%

Hosen FCV I, L.P. (Australia)(a),(b),*	04/13/2022	(c)	37,092,192	0.7%

Housatonic Equity Investors V, L.P.(e),*	04/07/2022	(c)	1,605,295	0.0%

Housatonic Equity Investors VI, L.P.(e),*	04/07/2022	(c)	10,530,039	0.2%

Icon Partners III, L.P.(b),*	05/10/2021	(c)	9,234	0.0%

Icon Partners IV, L.P.*	05/24/2021	(c)	16,631,629	0.3%

Idinvest Growth Secondary SLP (France)(b),*	05/21/2020	(c)	3,284,098	0.1%

IK SC Strategic Opportunities I SCSp (Netherlands)(a),(b),*	04/18/2024	(c)	22,247,454	0.4%

Industrial Opportunity Partners II(a),(b),*	04/01/2022	(c)	227,747	0.0%

Industrial Opportunity Partners III(a),(b),*	04/01/2022	(c)	8,112,785	0.2%

Industrial Opportunity Partners IV, L.P.(a),(b),*	05/06/2022	(c)	1,912,591	0.0%

Insight Venture Partners Growth-Buyout Coinvestment Fund, L.P.(e),*	03/31/2023	(c)	22,284,964	0.4%

Insight Venture Partners IX, L.P.(e),*	03/31/2023	(c)	28,402,445	0.6%

Insight Venture Partners IX, L.P.*	01/02/2020	(c)	4,971,933	0.1%

Insight Venture Partners X, L.P.(a),*	03/31/2023	(c)	40,516,014	0.8%

Insight Venture Partners XI, L.P.(b),(e),*	03/31/2023	(c)	28,715,827	0.6%

Insight Ventures Partners (Cayman) X, L.P.(a),*	01/04/2022	(c)	12,839,202	0.3%

JLL Partners Fund VII, L.P.(a),*	10/01/2024	(c)	18,801,051	0.4%

JLL Partners Fund VIII Secondary (SV), L.P.(a),(b),*	02/26/2025	(c)	44,878,223	0.9%

John Hancock Infra Fund I, L.P.(a),*	01/31/2024	(c)	36,669,268	0.7%

K4 Private Investors, L.P.(a),(b),*	10/01/2024	(c)	6,455,398	0.1%

KKR Americas Fund XII L.P.(a),*	09/30/2024	(c)	13,292,773	0.3%

KKR Mezzanine Partners I L.P.(a),(b),*	04/07/2022	(c)	146,268	0.0%

L Catterton Asia 3 LP (Peoples’ Republic of China)(a),*	09/30/2024	(c)	7,837,270	0.2%

LEP Opportunities I, L.P.(b),*	06/30/2021	(c)	18,061,451	0.4%

Linden Opportunities Fund, L.P.(a),(b),*	09/01/2022	(c)	29,189,087	0.6%

Lindsay Goldberg - Attain, L.P.(a),(b),*	12/02/2024	(c)	44,353,186	0.9%

Madison Dearborn Capital Partners VII-C, L.P.(a),(b),*	01/01/2025	(c)	6,513,218	0.1%

Marwyn Value Investors II Co-Invest (Spain)(a),(b),*	04/01/2022	(c)	408,443	0.0%

Marwyn Value Investors II L.P. (Spain)(a),(b),*	04/01/2022	(c)	1,209,913	0.0%

MC Private Equity Partners I-A LP(e),*	03/31/2021	(c)	2,937,937	0.1%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)
Secondary Private Investment Funds
(continued)

Medicxi Secondary I, L.P. (United Kingdom)(b),*	09/21/2020	(c)	$8,298,950	0.2%

MIC Capital Partners III Parallel (Cayman) LP(b),*	04/14/2021	(c)	4,019,914	0.1%

Nordic Capital CF1 Alpha, L.P. (Norway)(b),*	03/11/2022	(c)	19,384,507	0.4%

North Haven Capital Partners CV-A LP(a),(b),*	11/15/2021	(c)	20,065,975	0.4%

North Haven Capital Partners W50 CV LP(a),(b),*	03/21/2024	(c)	69,292,504	1.4%

Oakley Capital Guinness B1 SCSp (Germany)(a),(b),*	06/09/2023	(c)	59,861,380	1.2%

Oaktree Special Situations Fund, L.P.(e),*	04/07/2022	(c)	1,011,180	0.0%

One Equity Partners VI, L.P.(a),*	04/08/2022	(c)	1,058,513	0.0%

PAI Strategic Partnerships SCSp (United Kingdom)(b),*	12/10/2019	(c)	10,174,266	0.2%

Pegasus Partners V, L.P.(a),(b),*	10/01/2024	(c)	4,777,571	0.1%

Pegasus WSJLL Fund, L.P.(a),(b),*	12/14/2021	(c)	22,553,779	0.4%

Pennantpark Senior Credit Fund Cayman Levered Feeder, LP*	06/29/2021	(c)	8,966,305	0.2%

Platinum Equity Imola Co-Investors Holdings, L.P.(a),(b),*	03/31/2024	(c)	3,004,397	0.1%

Portobello Capital Fondo IV, FCR (Spain)(a),(b),*	12/29/2023	(c)	8,865,300	0.2%

Portobello Fondo III, FCR (Spain)(a),(b),*	12/29/2023	(c)	5,519,803	0.1%

Providence Equity Partners VI, L.P.(b),*	12/31/2014	(c)	2,479	0.0%

PSC III G, L.P. (United Kingdom)(a),(b),*	04/04/2022	(c)	5,459,791	0.1%

RL Co-investor Aggregator L.P.(a),(b),*	05/16/2022	(c)	9,941,295	0.2%

Roark Capital Partners CF LP(a),*	08/26/2022	(c)	31,732,523	0.6%

Roark Capital Partners III LP(a),*	04/26/2024	(c)	13,377,735	0.3%

Roark Capital Partners IV LP(e),*	04/26/2024	(c)	20,451,825	0.4%

RREF I SPV, L.P.(a),*	05/13/2022	(c)	6,238,998	0.1%

Samson Brunello 2, L.P.(b),*	02/19/2021	(c)	220,108	0.0%

Samson Hockey 2, L.P.(b),*	12/23/2020	(c)	213,911	0.0%

Samson Shield 2, L.P.(b),*	12/23/2020	(c)	582,712	0.0%

SGP II CF Feeder, L.P.(a),(b),*	08/12/2022	(c)	33,362,551	0.7%

ShiftKey(a),(b),*	11/25/2022	(c)	19,631,906	0.4%

Silver Lake Partners V, L.P.(a),*	01/04/2022	(c)	11,779,460	0.2%

Silver Lake Partners V, L.P.(a),*	09/30/2024	(c)	9,706,303	0.2%

Silver Oak Services Fund IV, L.P.(b),(e),*	04/07/2022	(c)	6,569,713	0.1%

Siris Partners II, L.P.(a),(b),*	04/01/2022	(c)	10,624	0.0%

Siris Partners III, L.P.(a),*	04/01/2022	(c)	978,703	0.0%

Siris Partners III, L.P.(a),*	04/07/2022	(c)	2,609,894	0.1%

Siris Partners IV, L.P.(a),*	04/01/2022	(c)	2,918,307	0.1%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)
Secondary Private Investment Funds
(continued)

Solace Capital Special Situations Fund, L.P.(a),(b),*	08/06/2021	(c)	$16,381,683	0.3%

Summit Partners Growth Equity Fund IX-A, L.P.(e),*	10/01/2024	(c)	14,926,760	0.3%

Tene GPL Limited Partnership (Israel)(b),*	06/23/2021	(c)	33,408,641	0.7%

The Baring Asia Private Equity Fund V, LP (Canada)(a),(b),*	12/31/2024	(c)	698,997	0.0%

The Huron Fund V, LP(a),(b),*	03/31/2024	(c)	6,844,920	0.1%

The Veritas Capital Fund VIII, L.P.(a),(b),*	12/31/2024	(c)	25,100,456	0.5%

Thomas H. Lee Equity Fund VIII, L.P.(b),(e),*	04/01/2022	(c)	101,798	0.0%

TiaraMed LP (Romania)(a),(b),*	10/15/2021	(c)	18,163,102	0.4%

Towerbrook Investors IV(a),*	01/02/2024	(c)	6,166,725	0.1%

TowerBrook Investors V (892), L.P.(a),*	12/29/2023	(c)	13,689,835	0.3%

TPG Asia V, L.P.(a),*	01/12/2022	(c)	218,649	0.0%

TPG Asia VI, L.P.(a),*	01/12/2022	(c)	3,035,016	0.1%

TPG Growth Gator GenPar II, L.P.(b),*	12/23/2019	(c)	2,923,246	0.1%

TPG Partners V, L.P.(b),*	10/31/2015	(c)	0	0.0%

TPG Partners VI, L.P.(b),(e),*	01/12/2022	(c)	126,898	0.0%

TPG Partners VI, L.P.(b),*	10/31/2015	(c)	12,708	0.0%

TPG Partners VII, L.P.(e),*	01/12/2022	(c)	1,322,811	0.0%

TPG Partners VIII, L.P(e),*	01/12/2022	(c)	5,520,502	0.1%

Trilantic Capital Partners VI Parallel (North America) L.P.(a),*	03/31/2024	(c)	6,863,740	0.1%

Triton Fund III, L.P. (France)(a),(b),*	03/28/2024	(c)	2,836	0.0%

Triton Fund IV, L.P. (Germany)(a),(b),*	03/28/2024	(c)	27,053,063	0.5%

Triton Fund V, L.P. (Germany)(a),(b),*	03/28/2024	(c)	49,558,987	1.0%

VEPF IV Co-Invest 1A, L.P.(a),(b),*	09/30/2024	(c)	30,021,572	0.6%

VEPF IV Co-Invest 2-A, L.P.(a),(b),*	09/30/2024	(c)	6,896,944	0.1%

VEPF V Co-Invest 1-B, L.P.(a),(b),*	09/30/2024	(c)	3,253,122	0.1%

VEPF V Co-Invest 2-B, L.P.(a),(b),*	09/30/2024	(c)	2,127,554	0.0%

Vista Equity Partners Fund III (Parallel), L.P.(a),(b),*	09/30/2024	(c)	321,130	0.0%

Vista Equity Partners Fund IV (Parallel), L.P.(a),(b),*	09/30/2024	(c)	28,872,898	0.6%

Vista Equity Partners Fund VI-A, L.P.(a),(b),*	09/30/2024	(c)	2,367,371	0.1%

Vista Equity Partners Fund VI-A, L.P.(a),(b),*	09/30/2024	(c)	7,267,283	0.1%

Vista Equity Partners Fund VII(a),(b),*	12/31/2024	(c)	26,714,261	0.5%

Vista Foundation Fund I (Parallel), L.P.(a),(b),*	09/30/2024	(c)	293,044	0.0%

Vista Foundation Fund II-A, L.P.(a),(b),*	09/30/2024	(c)	1,349,348	0.0%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value	Percent of Net Assets(1)

Secondary Private Investment Funds
(continued)

Warburg Pincus Private Equity XII, L.P.(a),*	09/30/2021	(c)	$3,568,653	0.1%

Warburg Pincus Private Equity XII, L.P.(e),*	01/12/2022	(c)	3,037,432	0.1%

Warburg Pincus XII, L.P.(b),(e),*	12/30/2024	(c)	17,564,351	0.3%

Water Street Orion Fund, L.P.(a),(b),*	10/13/2021	(c)	23,293,799	0.5%

West Street Global Infrastructure Partners III, L.P.(b),(e),*	04/21/2022	(c)	9,861,507	0.2%

West Street Infrastructure Partners IV (GSIP)(b),(e),*	09/08/2022	(c)	1,517,286	0.0%

Wynnchurch Capital Partners V, L.P.(a),*	12/29/2023	(c)	7,237,947	0.1%
Total Secondary Private Investment Funds			2,377,320,230	46.5%

Short-Term Investments

Other Investment Companies

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.29% (2)		789,804,973	789,804,973	15.4%

Total Investments (cost $4,311,624,720)			5,183,122,468	101.3%

Other Assets, less Liabilities			(70,723,322)	(1.3%)
Net Assets			$5,112,399,146	100.0%

Cost of Investments by asset type is as follows:

Co-Investments	$ 1,186,574,982

Primary Private Investment Funds	385,903,161

Secondary Private Investment Funds	1,949,341,604

Short-Term Investments	789,804,973

Total	$ 4,311,624,720

(a)	Investment is held by AMG Pantheon Lead Fund, LLC (the “Lead Fund”), a wholly-owned subsidiary of AMG Pantheon Master Fund, LLC (the “Master Fund”).

(b)	Non-income producing.

(c)	Investment does not issue shares.

(d)	The investment’s value was determined using significant unobservable inputs.

(e)	Investment is held by AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Master Fund.

(1)	The percentages of net assets presented within the Consolidated Schedule of Investments are rounded to one decimal. Therefore, investments shown as 0.0% are less than 0.05% of net assets.

(2)	Yield shown represents the March 31, 2025, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Consolidated Schedule of Investments. As of March 31, 2025, the aggregate cost of each investment restricted to resale was $23,888,253, $0, $1,092,956, $2,663,394, $3,335,836, $10,829,540, $4,246,276, $11,466,453, $2,163,712, $25,145,550, $4,245,077, $5,159,391, $15,022,158, $16,379,406, $1,295,640, $13,805,019, $13,179,754, $4,108,705, $14,086,204, $379,427, $212,427, $7,206,199, $7,411,756, $1,783,591, $2,174,345, $5,120,000, $18,102,001, $18,479,848, $18,991,370, $28,011,043, $5,072,978, $15,000,000, $636,693, $29,031,247, $8,105,938, $11,112,380, $11,492,570, $51,496,561, $7,800,465, $3,805,489, $7,857,364, $3,033,908, $20,787,242, $1,933,218, $40,052,500, $35,020,279, $4,760,163, $29,666,084, $23,252, $2,276,020, $38,280,027, $22,534, $5,588,918, $8,429,116, $14,975,392, $2,231,184, $8,632,039, $52,440,938, $31,000,000, $29,932,910, $1,309,118, $3,937,553, $30,035,711, $18,819,714, $3,520,819, $10,763,019, $19,692,078, $38,904,259, $37,815,396, $16,658,895, $12,229,177, $783,502, $14,036, $1,562,393, $13,451,771, $3,895,084, $26,203,614, $4,690,110, $3,775,914, $1,094,360, $239,147, $26,633,606, $41,225,290, $5,109,869, $4,977,228, $15,563,176, $2,972,962, $3,535,270, $21,006,922, $1,551, $0, $7,940,027, $22,211,221, $10,554,496, $1,436,623, $435,345, $2,590, $2,312,991, $6,721,424, $1,881,126, $1,977,813, $197,042, $2,981,179, $9,787,500, $1,661,100, $26,088,000, $12,941,179, $40,477, $6,387,334, $2,566,360, $5,642,372, $6,129,873, $17,621,718, $2,679,409, $55,118, $1,500,000, $5,532,026, $10,667,142, $15,589,288, $3,845,996, $26,192,510, $465,619, $138,913, $5,934,907, $17,519,223, $2,122,819, $40,850,072, $1,232,643, $8,410,020, $867,630, $5,037,644, $2,643,063, $91,57,379, $3,798,558, $1,590,281, $4,364,709, $14,384,862, $22,156,790, $23,933,044, $3,287,900, $7,771,161, $4,1803,23, $4,875,000, $3,740,933, $6,200,576, $22,082,110, $11,248,401, $4,428,798, $10,667,693, $5,005,654, $1,344,489, $157,081, $1,606,178, $17,041, $278,276, $601,999, $33,618, $181,543, $1,210,438, $1,406,134, $3,890,244, $11,438,674, $14,815,789, $7,228,258, $1,477,829, $54,268,494, $3,845,214, $66,029,615, $424,628, $1,153,828, $915,141, $4,972,580, $3,056,521, $13,502,400, $6,044,091, $3,086,665, $624,025, $7,296,350, $735,823, $714,307, $1,181,430, $18,059,100, $6,023,639, $3,293,496, $12,265,786, $9,897,542, $4,735,392, $11,987,859, $3,024,340, $6,044,086, $810,079, $184,445, $1,720,732, $2,038,990, $260,910, $17,967,287, $5,541,230, $3,154,691, $1,919,937, $12,271,556, $44,118, $3,666,614, $10,628,596, $690,789, $10,895,563, $6,898,256, $6,345,064, $3,447,580, $33,788,285, $939,576, $512,008, $2,325,384, $9,345, $1,196,270, $28,680,215, $4,088,783, $1,231,931, $7,101,399, $808,071, $719,290, $554,584, $61,983,009, $38,127,871, $76,925, $1,231,025, $792,484, $368,676, $3,404,501, $27,715,985, $28,744,458, $9,229,330, $17,648,963, $4,224,819, $14,907,116, $4,701,756, $4,677,059, $11,839,330, $3,673,390, $89,235, $6,904,362, $12,910,033, $6,962,393, $3,645,777, $5,986,717, $39,298,371, $11,289,705, $4,941,598, $1,294,987, $31,709,947, $1,286,294, $8,395,279, $2,557,098, $4,093,906, $794,730, $32,779,937, $5,084,635, $23,039,243, $1,369,886, $7,800,493, $8,772,132, $15,637,886, $1,626,561, $17,299,440, $119,737, $6,743,207, $1,830,384, $21,365,163, $4,163,666, $21,912,737, $24,564,580, $18,329,519, $14,481,410, $22,400,236, $44,914,615, $30,027,248, $5,656,739, $11,418,567, $100,499, $8,017,433, $13,073,553, $25,523,366, $35,173,161, $6,570,057, $293,012, $708,610, $3,986,834, $4,303,166, $3,999,768, $21,490,115, $10,700,185, $61,740,000, $39,394,996, $979,687, $901,844, $4,933,846, $2,831,004, $19,323,604, $9,539,024, $3,062,918, $6,178,172, $4,487,404, $94,579, $5,403,799, $12,466,581, $19,236,969, $12,180,520, $16,107,198, $2,620,995, $98,828, $100,455, $445,992, $22,227,356, $20,151,943, $8,463,651, $15,725,718, $5,818,505, $442,218, $5,917,603, $2,184,090, $3,175,673, $8,829,195, $11,482,439, $8,649,185, $1,104,547, $6,369,383, $23,665,479, $117,132, $10,072,123, $12,405,834, $11,149,368, $360,939, $4,180,872, $2,267,559, $34,168, $349,347, $52,174, $2,858,382, $5,086,557, $6,524,615, $299,511, $14,582,379, $41,119,825, $16,812,076, $5,567,513, $5,042,907, $1,568,414, $209,800, $18,939,828, $7,482,114, $1,581,117, $28,107,914, $179,071, $1,102,144, $3,525,543, $4,409,548, $11,368,285, $18,139,640, $10,051,099, $1,338,203 and $5,921,628, respectively, totaling $3,521,819,747.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The country allocation in the Consolidated Schedule of Investments at March 31, 2025, was as follows:

Country	% of Total Investments
Australia	1.2
Belgium	0.3
Brazil	0.3
Canada	0.7
Denmark	0.4
France	1.3
Germany	5.4
Israel	0.7
Italy	0.7
Luxembourg	2.8
Netherlands	1.5
Norway	0.8
Peoples’ Republic of China	0.3
Romania	0.4
Spain	0.6
Sweden	1.9
Switzerland	0.4
United Kingdom	5.3

United States of America	75.0

100.0

The following table summarizes the inputs used to value the Master Fund’s investments by the fair value hierarchy levels as of March 31, 2025:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments

Co-Investments	–	–	$274,401,910	$1,312,583,511	$1,586,985,421

Primary Private Investment Funds	–	–	10,307,984	418,703,860	429,011,844

Secondary Private Investment Funds	–	–	–	2,377,320,230	2,377,320,230

Short-Term Investments

Other Investment Companies	$789,804,973	–	–	–	789,804,973

Total Investments	$789,804,973	–	$284,709,894	$4,108,607,601	$5,183,122,468

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Co-Investments	Primary Private Investment Funds	Secondary Private Investment Funds	Total
Balance as of March 31, 2024	$124,047,066	$8,299,384	$–	$132,346,450

Purchases	127,333,352	2,449,584	–	129,782,936

Sales & Distributions	(893,806)	(992,593)	–	(1,886,399)

Transfers into Level 3	–	–	–	–

Transfers out of Level 3	–	–	–	–

Net realized gain	286,844	142,471	–	429,315

Net change in unrealized appreciation/depreciation	23,628,454	409,138	–	24,037,592

Balance as of March 31, 2025	$274,401,910	$10,307,984	$–	$284,709,894

Net change in unrealized appreciation/depreciation on investments held at March 31, 2025	$24,103,777	$409,138	$–	$24,037,592

For the period ended March 31, 2025, there were no transfers into and out of Level 3.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2025. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2025	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input (a)

Co-Investments	$11,425,050	Recent Round of Financing/Option Pricing Model	Recent Round of Financing/ Expected Sale	N/A	N/A	Increase

			Term	2.75-3.50	3.32	Decrease

			Volatility	50.0%-60.0%	56.11%	Decrease

Co-Investments		Market Comparables	Public Company Multiples:

	4,397,250		Revenue	13.00x-13.00x	13.00x	Increase

	233,785,776		EBITDA	7.25x-26.00x	14.51x	Increase

Co-Investments	918,626	Guideline Transaction Multiples	Revenue	10.14x-10.14x	10.14x	Increase

	10,694,543		EBIITDA	6.00x-12.92x	10.98x	Increase

Co-Investments	13,180,665	Discounted Cash Flows	Discount Rate Terminal Value Terminal Growth Rate	9.0%-20.0% 16.50x-18.00x 8.38%-12.75%	13.87% 16.71x 8.99%	Decrease Increase Increase

Primary Private Investment Funds	10,307,984	Discounted Cash Flows	Discount Rate	9.0%-9.0%	9.0%	Decrease

Total	$284,709,894

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

EBITDA Earnings before interest, taxes, depreciation and amortization

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2025

Assets:

Investments at value***	$ 5,183,122,468

Cash, including foreign cash of $4,207,450 (cost $4,203,611)	4,207,460

Dividend and other receivables	3,322,031

Prepaid expenses and other assets	705,733

Total Assets	5,191,357,692

Liabilities

Payable for investments purchased	48,497,528

Current income tax liability	4,540,448

Deferred income tax liability	19,852,971

Accrued expenses:

Investment advisory and management fees	2,894,779

Administrative fees	827,663

Professional fees	1,656,208

Other	688,949

Total Liabilities	78,958,546

Commitments and contingencies (see Note 3 & 7)

Net Assets	$ 5,112,399,146

Net Assets Represent:

Paid-in capital	$ 4,181,938,361

Distributable earnings	930,460,785

Net Assets	$ 5,112,399,146

*** Investments at cost	$4,311,624,720

Units outstanding	196,849,373

Net asset value, offering and redemption price per Unit	$25.97

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Operations

For the fiscal year ended March 31, 2025

Investment Income:
Dividend income (net of withholding tax $2,858,131)	$ 57,305,475

Total investment income	57,305,475

Expenses:
Investment advisory and management fees	52,973,079
Administrative fees	15,135,166
Credit facility fees	7,811,593
Professional fees	3,479,027
Custody fees	1,526,858
Directors fees and expenses	122,552
Miscellaneous expenses	152,597

Total expenses before offsets	81,200,872

Fee waivers	(29,119,610)
Net expenses	52,081,262

Net investment income	5,224,213

Net Realized and Unrealized Gain (Loss):

Capital gain distributions received	109,268,373
Net realized loss from investments	(107,998)
Net realized loss from foreign currency transactions	(718,408)
Current income tax expense	(4,247,737)

Net change in unrealized appreciation/depreciation of investments	286,233,758
Net change in unrealized appreciation/depreciation of foreign currency translations	6,109
Deferred income tax expense	(7,315,734)

Net realized and unrealized gain	383,118,363

Net increase in net assets resulting from operations	$ 388,342,576

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Changes in Net Assets

For the fiscal years ended March 31, 2025 and March 31, 2024

	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$ 5,224,213	$ 7,137,683
Capital gain distributions received (net of tax)	104,194,230	27,382,349
Net change in unrealized appreciation/depreciation of investments (net of tax)	278,924,133	274,095,116

Net increase in net assets resulting from operations	388,342,576	308,615,148

Distributions to Investors:	(44,325,119)	(20,407,958)

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	1,507,901,005	1,082,388,953

Total increase in net assets	1,851,918,462	1,370,596,143

Net Assets:
Beginning of year	3,260,480,684	1,889,884,541

End of year	$ 5,112,399,146	$ 3,260,480,684

[1]	See Note 1(g) of the Notes to consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Cash Flows

For the fiscal year ended March 31, 2025

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 388,342,576

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Capital gain distributions received	(109,268,373)

Net realized loss from investments	107,998

Net change in unrealized appreciation/depreciation from investments	(286,233,758)

Increase in dividend and other receivables	(895,999)

Increase in prepaid expenses and other assets	(457,804)

Increase in deferred income tax liability	7,310,611

Increase in current income tax liability	3,732,552

Increase in investment advisory and management fees payable	993,003

Increase in administrative fees payable	283,716

Increase in professional fees payable	262,165

Decrease in other accrued expenses	(303,032)

Purchases of investments, net of payable for investments purchased	(1,223,463,313)

Proceeds from sale of investments	2,017,360

Distributions from investments, net of change in distribution receivable	212,128,180

Net purchases of short-term investments	(457,074,417)

Net cash used in operating activities	(1,462,518,535)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions	1,463,575,886

Net cash provided by financing activities	1,463,575,886

Net increase in cash	1,057,351

Cash at beginning of year	3,150,109

Cash at end of year[1]	$4,207,460

Supplemental Disclosure of Cash Flow Information

Non-Cash Transactions:

Stock distributions received in-kind from investments	$ 2,106,411

Reinvestment of capital gain distributions	$ 44,325,119

Taxes:

Taxes paid	$ 515,185

[1]	Balance includes cash and cash denominated in foreign currencies of $10 and $4,207,450, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Financial Highlights

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,
	2025	2024	2023	2022	2021

Net Asset Value, Beginning of the Year	$23.82	$21.38	$20.43	$17.93	$13.34

Income (Loss) from Investment Operations:

Net investment income (loss)[1,2]	0.03	0.06	(0.13)	0.12	(0.09)

Net realized and unrealized gain from investments	2.37	2.55	1.47	3.19	4.85

Total from investment operations	2.40	2.61	1.34	3.31	4.76

Less Distributions to Investors from:
Net realized gain on investments	(0.25)	(0.17)	(0.39)	(0.81)	(0.17)

Total distributions to unitholders	(0.25)	(0.17)	(0.39)	(0.81)	(0.17)

Net Asset Value, End of Year	$25.97	$23.82	$21.38	$20.43	$17.93

Total Return[1]	10.05%	12.22%	6.69%	18.81%	35.90%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.47%[3]	1.32%[3]	2.05%[3]	1.79%[3]	1.98%[3,4]

Ratio of gross expenses to average net assets[5]	2.14%[3]	1.91%[3]	2.59%[3]	2.01%[3]	1.98%[3,4]

Ratio of net investment income (loss) to average net assets[1]	0.02%	0.22%	(0.65%)	0.63%	(0.56%)

Portfolio turnover rate	6%	3%	5%	14%	0%

Net assets, end of year (in thousands)	$5,112,399	$3,260,481	$1,889,885	$1,073,453	$407,138

[1]	Total return and net investment income (loss) would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses to average net assets excluding the deferred income tax expense would have been 1.30%, 1.23%, 1.52%, 1.56% and 1.56% for the years ended March 31, 2025, March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021, respectively. The ratio of gross expenses to average net assets excluding the deferred income tax expense would have been 1.97%, 1.82%, 2.06%, 1.78% and 1.56% for the years ended March 31, 2025, March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[4]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.21% for the fiscal year ended March 31, 2021.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Master Fund, LLC (the “Master Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of the Master Fund include the accounts of AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Master Fund and are organized as Delaware limited liability companies. The Subsidiaries have the same investment objectives and strategies as the Master Fund, and like the Master Fund are managed by Pantheon Ventures (US) LP (the “Investment Manager”). The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Master Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of March 31, 2025, the Corporate Subsidiary holds investments in the amount of $361,542,834. The net assets of the Corporate Subsidiary were $379,973,082 which is 7.43% of the Master Fund’s consolidated net assets. As of March 31, 2025, the Lead Fund holds investments in the amount of $3,430,500,797, which is inclusive of $48,497,528 related to a payable for investments purchased. The net assets of the Lead Fund were $3,419,073,061, which is 66.88% of the Master Fund’s consolidated net assets.

The Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

such differences could be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements:

a.

VALUATION OF INVESTMENTS: The Master Fund’s portfolio investments are generally valued based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the Master Fund’s Valuation Designee to perform the Master Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the- counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day NAV per share.

For direct investments and certain co-investments in portfolio companies, the Master Fund primarily uses the market or income approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds and certain co-investments are generally based on the valuations provided by the general partners or managers of underlying fund investments as of the date investments are valued. If a valuation provided by general partners or managers of the underlying fund investments is not available as of the date investments are valued, the Master Fund will value the Investment Fund or co-investment using the latest valuation provided by the general partners or managers of the underlying fund investments adjusted

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

for transaction and market activity, if applicable. Additionally, the Master Fund may utilize independent valuation firms to provide third-party valuation consulting services. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial reports or statements of the respective Investment Fund. The Valuation Committee of the Investment Manager reviews the capital account balances and may adjust the value of each Master Fund investment.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly reports summarizing fair value activity and quarterly reports summarizing fair value activity, material fair value matters that occurred during the quarter and outstanding securities fair valued by the Master Fund. Additionally, the Board is presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Master Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b.

SECURITY TRANSACTIONS: Security transactions are recorded as of the date the Master Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Master Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value. Monies paid by the Master Fund in advance of the closing date of a private equity investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investment Funds paid in advance.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex- dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. The classification of income received from the Investment Funds and co- investments are based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis.

d.

DIVIDENDS AND DISTRIBUTIONS: The Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors’ distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2024, the Master Fund’s tax year end, the Master Fund had permanent differences relating to the tax treatment of its investments in the Corporate Subsidiary, certain investment partnerships and the reclass of Fund level excess distributions. The Master Fund had temporary differences relating to organization costs, differences between book and tax treatment of investments in certain investment partnerships, passive foreign investment companies and qualified late year ordinary loss deferrals.

Permanent differences resulted in the following reclassifications between distributable earnings and paid-in capital:

Distributable Earnings	Paid-In Capital

$ (7,917,218)	$7,917,218

The tax character of distributions paid during the tax years ended September 30, 2024 and September 30, 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$–	$–
Long-term capital gains	20,407,958	29,399,242

Total	$20,407,958	$29,399,242

On December 31, 2024, the Master Fund paid a long-term capital gains distribution in the amount of $44,325,119.

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$ –
Late year ordinary loss deferral	$ (5,577,750)
Other temporary differences	$ (33,183)

Based on the approximate cost of investments for federal income tax purposes at September 30, 2024, of $3,422,275,776, the Master Fund’s aggregate gross unrealized

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

appreciation and depreciation were $1,022,913,141 and $(5,449,577) respectively, resulting in net unrealized appreciation of $1,017,463,564.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following tax year. The Master Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each tax year. For the tax year ended September 30, 2024, the Master Fund elected to defer an ordinary late-year loss of $5,577,750.

e.

FEDERAL TAXES: The Master Fund qualifies as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. The Master Fund’s tax year end is September 30. The Investment Manager has analyzed the Master Fund’s tax positions as of March 31, 2025, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Master Fund’s consolidated financial statements specific to the Master Fund. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The consolidated financial statements include the Corporate Subsidiary wholly owned by the Master Fund for which a provision for corporate income taxes has been included below. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Master Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Master Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. As a wholly-owned subsidiary, the Lead Fund’s net income and capital gains, if any, will be included each year in the Master Fund’s investment company taxable income and net capital gain.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Corporate Subsidiary recorded a provision for income tax expense (benefit) for the year ended March 31, 2025. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total
Tax expense/(benefit)	$4,247,737	$7,315,733	$11,563,470

	$4,247,737	$7,315,733	$11,563,470

Components of the Corporate Subsidiary’s deferred tax assets and liabilities as of March 31, 2025 are as follows:

Deferred Tax Liabilities:
Unrealized appreciation/(depreciation) on investments	$15,922,500
Impact of outstanding temporary adjustments on partnerships	3,930,471

Total net deferred tax liability before valuation allowance	19,852,971
Less: Valuation Allowance	–

Net deferred tax liability	$19,852,971

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and estimated applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the year ended March 31, 2025 as follows:

Income tax expense at federal statutory rate of 21%	$ 9,224,363

State income tax expense, net of federal benefit	2,307,628

Effect of permanent adjustments	(187,967)

Effect of tax liability changes in prior year tax return filing	60,991

Effect of change in state tax rates used on prior year’s deferred tax liability calculations	133,501

Other differences	24,954

Total income tax expense	$11,563,470

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2024, the Master Fund had no capital loss carryovers for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ending September 30, 2025, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

g.

CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended March 31, 2025 and March 31, 2024, the Master Fund’s capital Unit transactions were as follows:

	March 31, 2025		March 31, 2024
	Units	Amount	Units	Amount

Proceeds from sale of Units	58,268,519	$1,463,575,886	47,637,437	$1,061,980,995
Reinvestment of dividends	1,686,007	44,325,119	883,079	20,407,958

Net increase	59,954,526	$1,507,901,005	48,520,516	$1,082,388,953

At March 31, 2025, one affiliated Investor of record, the Feeder Fund, owned 96% of the Master Fund’s net assets and one unaffiliated Investor owned 4% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at March 31, 2025.

i.

FOREIGN CURRENCY TRANSLATION: The books and records of the Master Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Master Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Each of the Master Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by each of the Master Fund and the Subsidiaries to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund, the Corporate Subsidiary, and the Lead Fund, respectively, as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Master Fund, the Corporate Subsidiary, and the Lead Fund or any distributions by the Master Fund, the Corporate Subsidiary, and the Lead Fund. The Investment Manager has agreed to waive the portion of the management fee that the Investment Manager otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Investment Manager under each Subsidiary’s investment management agreement with the Investment Manager with respect to such month. During the fiscal year ended March 31, 2025, the Investment Manager waived investment management fees payable by the Master Fund in the amount of $22,648,132.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund, the Corporate Subsidiary, and the Lead Fund to pay, waive, or reimburse

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

each such Fund’s expenses such that the aggregate of each such Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of each such Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the investment management fees paid by the Master Fund, the Corporate Subsidiary, and the Lead Fund and any payments made by the Master Fund in respect of any investment management fee that had been previously waived by the Investment Manager; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which any of the Master Fund, the Corporate Subsidiary, and the Lead Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, exchange traded fund investments, and other investments; (iv) interest payments incurred by any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (v) fees and expenses incurred in connection with any credit facilities obtained by any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (vi) taxes of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (viii) fees and expenses billed directly to the Corporate Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund by any accounting firm for auditing, tax and other professional services provided to the Lead Fund; and (ix) fees and expenses billed directly to the Corporate Subsidiary for custody and fund administration services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund for custody and fund administration services provided to the Lead Fund. To the extent that the Master Fund’s, Corporate Subsidiary’s, or Lead Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse such Fund for expenses to the extent necessary to eliminate such excess.

The Master Fund, the Corporate Subsidiary, and the Lead Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to such Fund pursuant to such Expense Cap, provided that (a) the amount of such additional payment in any year, together with all expenses of the Master Fund, the Corporate Subsidiary, and the Lead Fund, in the aggregate, would not cause the aggregate of each such Fund’s total annual operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, (b) the amount of such additional payment shall be borne directly or indirectly pro rata by all Master Fund unitholders and (c) no additional payments by the Master Fund, the Corporate Subsidiary, or the Lead Fund, as applicable, will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund, the Corporate Subsidiary, or the Lead Fund, as applicable, accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager. The Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board. During the fiscal period ended March 31, 2025, the Investment Manager did not reimburse the

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Master Fund or recoup any previously reimbursed expenses. As of March 31, 2025, the Master Fund does not have any reimbursements subject to recoupment.

Each of the Master Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the administrator (the “Administrator”) and is responsible for certain aspects of managing the Master Fund’s and Subsidiaries’ operations, including administration and Investor services to the Master Fund and Subsidiaries, their Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. Each of the Master Fund, Corporate Subsidiary, and Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such Fund’s average monthly net assets, and the Master Fund is subject to a minimum annual fee of $344,000 for these services. The Administrator has agreed to waive the portion of the administration fee that the Administrator otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the administration fee paid to the Administrator under each of the Corporate Subsidiary’s and Lead Fund’s Administration Agreements with the Administrator with respect to such month. During the fiscal year ended March 31, 2025, the Administrator waived administration fees payable by the Master Fund in the amount of $6,471,478.

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund and the Subsidiaries, and other trusts within the AMG Funds family of mutual funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Feeder Fund, the Subsidiaries, the Administrator, the Investment Manager and AMG.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited”, after a three- to seven-year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests may charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publicly available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

o

Primary Private Investment Funds: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

o

Secondary Private Investment Funds: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

o

Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees and bear significantly reduced fees.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

A listing of the Co-Investments, Primary Private Investment Funds and Secondary Private Investment Funds held by the Master Fund and their attributes, as of March 31, 2025, is shown in the table below.

Investment Category	Fair Value	Unfunded Commitments*	Remaining life**	Redemption frequency	Notice (In days)	Redemption Restrictions

Buyout (a)	$3,545,705,118	$688,289,977	Up to 10 years	Not Redeemable	N/A	N/A

Growth Equity (b)	382,391,013	84,193,248	Up to 7 years	Not Redeemable	N/A	N/A

Infrastructure (c)	231,537,272	16,944,610	Up to 11 years	Not Redeemable	N/A	N/A

Private Debt (d)	74,670,950	6,724,878	Up to 9 years	Not Redeemable	N/A	N/A

Real Assets (e)	13,261,705	3,707,163	Up to 6 years	Not Redeemable	N/A	N/A

Special Situations (f)	43,420,203	47,932,541	Up to 9 years	Not Redeemable	N/A	N/A

Venture (g)	102,331,234	55,960,587	Up to 11 years	Not Redeemable	N/A	N/A

Total	$4,393,317,495	$903,753,004

(a)	Funds that acquire controlling interests in companies with a view towards later selling those companies or taking them public.

(b)	Funds that invest in later-stage, pre-IPO companies.

(c)	Funds that generally invest in long-term assets that provide stable cash flows with growth initiatives.

(d)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

(e)	Private equity funds that invest in target investments in infrastructure, renewables & energy infrastructure, natural resources, and asset-backed strategies.

(f)	Particular circumstances that influence investment based on the situation, rather than its underlying fundamentals.

(g)	Investments in new and emerging companies are usually classified as venture capital.

*

As of the period year ended March 31, 2025, the unfunded commitment amounts include unfunded commitments for five Primary Investment Funds in the Buyout investment category of $99,138,125, one Primary Investment Fund in the Growth Equity investment category of $41,000,000, one Secondary Investment Fund in the Buyout investment category of $1,232,700, and one Co-Investment Fund in the Buyout investment category of $53,921,850. The effective dates of the first capital calls are still to be determined.

**

Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown above are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds.

4.	SEGMENT REPORTING

The Master Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Feeder Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Master Fund’s president, chief financial officer, and senior management at the Investment Manager. The CODM assesses the performance and makes operating

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

decisions for the Master Fund primarily based on the Master Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Master Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Master Fund. As the Master Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Consolidated Statement of Operations.

5.	PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2025 were $1,215,836,176 and $212,039,129, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

6.	FOREIGN SECURITIES

The Master Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Master Fund’s investments in emerging market countries are exposed to additional risks. The Master Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Master Fund level and the Master Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

7.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

8.	CREDIT AGREEMENT

The Master Fund has entered into an $800 million credit facility to satisfy repurchase requests, to

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

meet capital calls and cover unfunded commitments, and to otherwise provide the Master Fund with temporary liquidity. The revolving line of credit is secured by assets of the Master Fund including assets of the Corporate Subsidiary and Lead Fund.

Prior to July 25, 2024, the amount of the credit facility was $325 million; the interest rate on outstanding loans was equal to the Secured Overnight Financing Rate (“SOFR”), plus 2.85%; and the Master Fund paid a 0.925% commitment fee on the outstanding principal amount of the loans and an annual structuring fee of 0.20% of the committed loan amount. However, on July 25, 2024, the agreement governing the credit facility was amended and restated to, among other changes, increase the amount to $800 million. Under the amended and restated agreement, the interest rate on outstanding loans is equal to the SOFR, plus 3.00%. The Master Fund pays a blended 0.94% commitment fee on the outstanding principal amount of the loans, an annual structuring fee of 0.25% of the committed loan amount, and an annual agency fee up to $80,000.

The annual structuring and agency fees are amortized over a 12-month period. The commitment fee and the amortization of the annual structuring fee and agency fee are reflected as “credit facility fees” on the Consolidated Statement of Operations. Any interest incurred on the line of credit utilized is included in the Consolidated Statement of Operations as interest expense. For year ended March 31, 2025, the Master Fund has not utilized the line of credit.

9.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in private equity, infrastructure, and other private asset funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, may result in, among other things, supply chain disruptions, geopolitical risk and economic sanctions that can disrupt global economies and financial markets. Economic sanctions against a particular country or countries, organizations, entities and/or individuals (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s military action in Ukraine) may have significant implications around the world. The Master Fund is unable to predict the full impact that these events will have on the values and liquidity of the Master Fund and its underlying portfolio investments, and consequently, the Master Fund’s performance.

Units in the Master Fund provide limited liquidity because repurchases of Units are subject to approval of the Master Fund’s Board. Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

10.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2025, have been evaluated through the date at which the consolidated financial statements were issued and the Master Fund has determined that no material events or transactions occurred.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Master Fund, LLC:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AMG Pantheon Master Fund, LLC (the Fund), including the consolidated schedule of investments, as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2025, by correspondence with custodians, general partners or managers of underlying investments, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the Fund’s auditor since 2021.

New York, New York

May 30, 2025

AMG Pantheon Master Fund, LLC

Other Tax Information (unaudited)

AMG Pantheon Master Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2023/2024 Form 1099-DIV you received for the Fund showed the tax status of all distributions paid to you during each calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Master Fund hereby designates $20,407,958 as a capital gain distribution with respect to the taxable year ended September 30, 2024 and $ 44,325,119 as a capital gain distribution made in December of 2024.

AMG Pantheon Master Fund, LLC

Directors and Officers (unaudited)

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Fund. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014 • Oversees 37 Funds in Fund Complex

Kurt A. Keilhacker, 61

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Independent Chairman • Director since 2014 • Oversees 37 Funds in Fund Complex

Eric Rakowski, 66

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of AMG Comvest Senior Lending Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Director since 2014 • Oversees 37 Funds in Fund Complex

Victoria L. Sassine, 59

Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Director

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2021 • Oversees 37 Funds in Fund Complex

Garret W. Weston, 43

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2014

Keitha L. Kinne, 66

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Credit Solutions Fund (2024- Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 60

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 59

Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 54

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Pantheon Credit Solutions Fund (2024-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti- Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 51

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Credit Solutions Fund (2024-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti- Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Executive Vice President since 2025

Jeff Miller, 53

Executive Vice President, AMG Pantheon Credit Solutions Fund (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024- Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008 - 2012); Principal, Allied Capital (2004-2008), Vice President, Lehman Brothers Investment Banking Division (2000-2004).

AMG Pantheon Master Fund, LLC

Portfolio Management (unaudited)

While the Investment Manager’s investment committee reviews and approves all investments made by the Master Fund, the below portfolio managers are jointly and primarily responsible for the day-to-day management of the Master Fund’s portfolio and share equal responsibility and authority for managing the Master Fund’s portfolio.

Name *	Biography

Dinesh Ramasamy	Dinesh joined Pantheon in 2016 and is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure and real asset investment opportunities in the U.S. He is a member of Pantheon’s Global Infrastructure and Real Assets Investment Committee. Prior to joining Pantheon, Dinesh was a Vice President in Goldman Sachs’ Global Natural Resources group where he executed on a variety of M&A and capital markets transactions across the infrastructure, power and utilities sectors. Previously, Dinesh was in the Power & Utilities group in the Investment Banking Division at RBC in New York. He holds a BS in Electrical and Computer Engineering from Cornell University and MBA from NYU’s Stern School of Business. Dinesh is based in San Francisco.

Matt Cashion	Matt joined Pantheon in 2020 and is a Partner in Pantheon’s Global Co-investment Team and a member of the Co-Investment Committee. Matt is responsible for sourcing, execution and monitoring co-investments in the U.S. Prior to joining Pantheon, Matt was a Managing Principal at GoldPoint Partners, where he was product head for the firm’s co-investment business and also responsible for evaluating and executing private equity fund investments and private credit transactions in North America and Europe. Previously, Matt was an Analyst in the Private Finance Group of New York Life, specializing in bank loans and private high-yield investments. Matt holds a BA with dual majors in Comparative Government and Spanish Language from Georgetown University, and an MBA from Columbia Business School. Matt is based in New York.

Brian Buenneke	Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Evan Corley	Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie	Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf	Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller	Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

AMG Pantheon Master Fund, LLC

Portfolio Management (continued)

Amyn Hassanally	Amyn joined Pantheon in 2022. Prior to joining Pantheon, Amyn was an Investment Partner at Coller Capital, where he worked for 17 years in both London and New York and was formerly the global Co-Head of Investment Execution. Prior to joining Coller, he practiced corporate law, focusing on private equity transactions and fund structuring. Amyn holds a bachelor’s degree in Politics from Brandeis University and a JD in Law from the Duke University School of Law. Amyn is based in New York and has served as a portfolio manager of the Fund since July 2024.

Rakesh (Rick) Jain	Rick joined Pantheon in 2019. Prior to joining Pantheon, Rick was managing director and an investment committee member at Star Mountain, where he led the direct investment business. Rick previously held several senior principal investment positions across asset managers and boutique investment firms including Citigroup, Stone Tower Equity Partners and Green Brook Capital Management. Rick received a Bcom in Economic and Finance from McGill University. Rick is based in New York and has served as a portfolio manager of the Fund since June 2023.

*

As of January 2, 2025, Susan Long McAndrews, Dennis McCrary and Rudy Scarpa no longer serve as portfolio managers of the Master Fund and Dinesh Ramasamy and Matt Cashion were added as portfolio managers of the Master Fund. Amyn Hassanally was added as a portfolio manager of the Master Fund as of July 31, 2024.

Investment Program (unaudited)

The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund will seek to achieve its investment objective by investing predominantly in interests in private investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies. Each Investment Fund is managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Under normal circumstances, the Master Fund expects to invest primarily in any of (i) private equity investments of any type, including primary and secondary investments in Investment Funds and investments in companies that are typically made alongside one or more Investment Funds, (ii) exchange-traded funds (“ETFs”) designed to track equity indexes and (iii) cash, cash equivalents and other short-term investments. The allocation among these types of investments may vary from time to time.

The Master Fund may make investments directly or indirectly through its two Subsidiaries. Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Master Fund, is managed by Pantheon Ventures (US) LP (the “Investment Manager”). The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary. The Master Fund’s investment in the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner. The Master Fund may also invest all or a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Except as otherwise provided, references to the Master Fund’s investments include each Subsidiary’s investments for the convenience of the reader.

The Investment Manager believes that the Master Fund’s investment program will offer a unique approach to private equity investing for “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (“Investors”) who previously have not had access to high quality private equity Investment Funds. In pursuing the Master Fund’s investment objective, the Investment Manager will allocate capital in the private equity portion of the portfolio across primary and secondary investments in Investment Funds and co-investments in portfolio companies. The Investment Manager will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), determined by a diverse selection of geographies (e.g., North America, Europe, Asia, and emerging markets) and vintage years. Notwithstanding the foregoing, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Investment Manager to date has invested the private equity portion of its portfolio primarily in co-investments and/or secondaries of Investment Funds. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Master Fund’s ability to access certain types of investment opportunities, including secondary investments, may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered

Investment Program (unaudited)

investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

The Master Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K-1s. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

In addition to the foregoing, the Master Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity.

The Master Fund has obtained an exemptive order from the SEC that permits the Master Fund to invest alongside affiliates, including certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions.

Investment Philosophy

Registered investment companies, such as the Master Fund, are generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Master Fund, and are generally subject to few investment limitations, including investment limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended (the “IRC”). While the 1940 Act applies to the Master Fund, the Investment Funds are not subject to the 1940 Act.

Units of the Master Fund (“Units”) are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under the Securities Act. By investing in the Master Fund, Investors gain access to funds managed by Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Master Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers. The Master Fund should also benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Master Fund with a single Investment Fund Manager.

Investment Program (unaudited)

Investment Strategies

The Master Fund seeks to provide investors with long-term capital appreciation by investing a substantial portion of its assets in a diverse portfolio of Investment Funds. The principal elements of the Investment Manager’s investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets; (ii) seeking to secure access to attractive investment opportunities that the Investment Manager believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Investment Manager’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

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Asset Allocation. With respect to Investment Funds, the Master Fund will define a strategic asset allocation that seeks to benefit from long-term diverse investments through exposure to different geographic markets, investment types, and vintage years. The Investment Manager seeks to implement a proactive approach to portfolio construction, defining strategic goals and reviewing the portfolio’s development on an on-going basis. This approach enables the Investment Manager to construct portfolios that the Investment Manager believes are appropriately diverse and reflect the Investment Manager’s assessment of sector and valuation themes. To seek to achieve the targeted strategic asset allocation, the Master Fund will allocate its capital among primary and secondary investments in Investment Funds and pursue co-investment opportunities alongside Investment Funds.

•	Access. The Master Fund will seek to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•	Commitment Strategy. The Investment Manager intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

•	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management.

The Investment Manager seeks to maintain close contact with the Investment Fund Managers and to monitor the performance of individual Investment Funds and co-investments by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Master Fund will achieve its investment objective. The Investment Manager also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this report, and may sell the Master Fund’s portfolio holdings at any time.

Investment Program (unaudited)

Private Equity

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.

The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Buyouts, Growth Capital, Special Situations, Venture Capital/Other

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a diverse private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyout, growth capital, special situations, and venture capital. These categories may be further subdivided based on the investment strategies that are employed (e.g., credit investments or real estate investments).

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Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- , large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity

Investment Program (unaudited)

market. The use of debt financing, or leverage, is prevalent in buyout transactions–particularly in the large-and mega-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

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Growth Capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

•	Special Situations. A broad range of investments including mezzanine, distressed debt, infrastructure, energy/utility investing and turnarounds may be classified as special situations.

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Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

Private Equity Investment Types

Some of the investments that the Investment Manager will consider with respect to the Master Fund include, but are not limited to:

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Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds that are typically acquired by way of subscription during their fundraising period. Most private equity fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and

Investment Program (unaudited)

distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

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Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period at a premium or discount to the private equity funds’ net asset value at a specific reference date. Secondary investments may play an important role in a diverse private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J-curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development. In addition, the Master Fund’s ability to access secondary investments may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

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Direct Investments/Co-Investments. Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co- investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co- investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees. It is anticipated that Co- Investment Vehicles (defined below) will be formed and managed by third-party fund managers and that neither the Investment Manager nor the Master Fund will be able to exercise day to day control over the Co-Investment Vehicles.

Portfolio Allocation

The Master Fund’s investment process will begin with an allocation framework among: (i) primary and secondary private equity investments and co-investments in portfolio companies; (ii) buyout, growth capital, credit, distressed investments, special situations investments, private infrastructure funds, real estate, real assets, and other private asset funds; and (iii) investments focused in North America, Europe, Asia, and emerging markets. The framework also provides for diverse allocations over vintage years and with respect to individual investments. It is expected that through such diversification, the

Investment Program (unaudited)

Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year, or a smaller number of funds.

Because of the distinct cash flow characteristics associated with different types of private equity investments, asset allocation is based on both quantitative and qualitative factors.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Investment Manager’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.

The Investment Manager intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant exposure to private equity investments could be difficult to achieve. The Investment Manager will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. As disclosed above, the private equity portion of the Master Fund’s portfolio to date has been comprised primarily of co-investments and secondary investments and will evolve over time to include a higher percentage of primary investments. As such, the proportion of assets allocated to secondary investments, primary investments, and co-investments will depend on the maturity profile of the existing portfolio and the cash flows into the Master Fund and will be managed to achieve a stated investment strategy. Furthermore, the Master Fund may over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level. The Master Fund’s exposure to certain types of investments has been minimal at times and may continue to vary depending on legal, regulatory or tax considerations. See “Types of Investments and Related Risk Factors.”

To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and cash and short term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, and as described previously, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of the Master Fund’s assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

The Master Fund’s asset allocation with respect to the private equity portion of its portfolio, when fully deployed, is expected to be as noted below. The Investment Manager expects that even when the Master Fund’s assets are fully invested, a substantial portion of the Master Fund’s assets may consist of liquid assets, including ETFs, high quality fixed income securities, money market instruments, money market mutual funds, and other short-term securities, and cash or cash equivalents. At any given time, the Master Fund’s geographic diversification may be overweighted to one

Investment Program (unaudited)

geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies.

Asset Allocation

Financing Stage
Buyout	40%-100%
Growth Capital	0%-20%
Special Situations/Real Estate/Other Private Assets	0%-40%

Geographic Region
North America	20%-100%
Europe	0%-40%
Asia and Rest of World	0%-40%

Hedging Techniques

From time to time, the Investment Manager may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps, exchange-listed and over-the-counter put and call options, futures, and forward contracts.

Temporary Defensive Strategies

The Master Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. A defensive strategy may be employed as an alternative to, or in conjunction with, an option hedging strategy if, in the judgment of the Investment Manager, the performance of ETFs is likely to be adversely affected by current or anticipated economic, financial, political, or social factors. For defensive purposes, the Master Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Master Fund is invested defensively, it may not meet its investment objective. In addition, the Master Fund may, in the Investment Manager’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds in significant amount while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, pending investment, in order to fund anticipated repurchases, expenses of the Master Fund, or other operational needs, or otherwise in the sole discretion of the Investment Manager.

Investment Selection

Primaries

The Investment Manager intends to invest in a broad spectrum of Investment Funds, determined by a diverse selection of strategies, Investment Fund Managers,

Investment Program (unaudited)

geographies, and vintage years. The Investment Manager’s manager selection process seeks to pick high-quality Investment Fund Managers from a broad range of opportunities by incorporating both a top-down and a bottom-up approach. The top-down process seeks to analyze whether each Investment Fund Manager fits within the overall target strategy allocations for the Master Fund, while the bottom-up process seeks to identify the relevant strengths and weaknesses of each Investment Fund Manager and identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market. The Investment Manager will select Investment Funds on the basis of strategy, availability, pricing (in the case of secondaries and co-investments), and various qualitative and quantitative criteria, including its analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and an Investment Fund Manager’s reputation, experience, expertise, and adherence to its investment philosophy. Opportunities are sourced through a network of relationships with intermediaries, agents, and investors, and then individually evaluated by the Investment Manager’s and its affiliates’ investment professionals using its selection process. See “Investment Program-Due Diligence” below.

Secondaries

With respect to investments in secondaries, the Investment Manager’s approach to the market is driven by a strategic approach to asset allocation, value investing, and a focus on asset quality. The Investment Manager seeks to implement a proactive approach to asset allocation, deciding on strategic goals and reviewing the portfolio’s development on an on-going basis. This approach enables the Investment Manager to construct portfolios it believes are appropriately diverse and reflect the Investment Manager’s assessment of sector and valuation themes. The Investment Manager seeks opportunities to invest in portfolios of assets at a discount to their intrinsic worth, with an emphasis on finding relative value across markets. Opportunities are assessed by reference to cyclically adjusted measures of value on a sector basis, incorporating earnings multiples, dividend ratios, and book value measures, as appropriate. These valuation metrics are used to help support the Investment Manager’s philosophy of focusing on and prioritizing entry value, and helping to identify and favor those assets that the Investment Manager believes are the most attractively priced secondary transaction opportunities available in the market for the Master Fund at a particular point in time. A key consideration informing the Investment Manager’s secondary investment strategy is manager and asset quality. In sourcing opportunities, the Investment Manager focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diverse portfolio of quality underlying assets with the characteristics to provide upside potential as well as resilience in downside scenarios.

Co-Investments

The Investment Manager seeks to identify co-investment opportunities for the Master Fund from a select group of Investment Fund Managers with which the Investment Manager generally has long-standing relationships. Co-investments are managed by primary fund managers that are screened, analyzed, and monitored by the Investment Manager. The Investment Manager focuses on Investment Fund Managers with strong

Investment Program (unaudited)

sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit companies successfully. This framework of manager selection within the Investment Manager’s investment programs, and the Investment Manager’s evaluation of current market conditions, determines the amount, quality, and type of co-investments the Investment Manager is likely to originate.

Affiliated Transactions

The Master Fund has obtained exemptive relief from the SEC permitting the Master Fund to invest alongside other funds managed by the Investment Manager or its affiliates in a manner consistent with the Master Fund’s investment objective and strategies. Pursuant to such exemptive relief, the Master Fund generally is permitted to invest alongside such affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Master Fund’s Independent Directors concludes that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Master Fund and its shareholders and do not involve overreaching in respect of the Master Fund or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Master Fund’s shareholders and is consistent with the Master Fund’s investment objective and strategies, and (3) the investment by any of the Investment Manager’s affiliates would not disadvantage the Master Fund, and the Master Fund’s participation would not be on a basis different from or less advantageous than that on which any of the Investment Manager’s affiliates are investing.

Due Diligence

The Investment Manager and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co-investment opportunities. The Investment Manager’s diligence process focuses on risk management and investment and operational diligence. The Investment Manager will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Investment Manager’s analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Investment Manager will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

The Investment Manager and its personnel use a range of sources to identify, evaluate, select, and monitor investments for the Master Fund. The Investment Manager’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationships with Investment Fund Managers. The Investment Manager’s investment committees are responsible for portfolio allocation and final investment decisions.

Investment Program (unaudited)

The Investment Manager typically identifies prospective investments from multiple sources, including a network of intermediaries, agents, and investors. The Investment Manager seeks to maximize the number of available investment opportunities through active research of the market, industry relationships, meetings with managers before they become investable, and knowledge acquired throughout the primary, secondary, and co-investment teams.

Investment opportunities are typically subjected to initial screening. For primary investments, the initial screening is based on initial quantitative research and an introductory meeting with Investment Fund Managers. For secondary investments, deals are screened for other pertinent information, such as vendor motivations and objectives of the vendor, transaction details, and nature of the sale (proprietary or otherwise). For co-investments, the screening process is two-fold, taking account of both the Investment Fund Manager’s credentials and the investment opportunity in the target portfolio company. The initial screening process for primary and secondary investment opportunities also incorporates the results of both bottom-up and top-down analyses. The Investment Manager’s bottom-up investment process seeks to identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market and includes set of investment criteria designed to assess the likelihood of a manager generating superior returns in the future. Top-down analysis seeks to identify themes relevant to portfolio construction, such as key sectors, stages, and strategies, and includes consideration of macroeconomic outlook; strength of financial markets, in particular the strength and depth of the IPO and debt markets; merger and acquisitions activity; regulatory and political environment and deal flow in the underlying private equity market and market of potential private equity targets.

During its due diligence process for primary investments, the Investment Manager expects to hold a series of onsite meetings with prospective Investment Fund Managers during which qualitative and quantitative evaluation processes may be applied. The Investment Manager may also hold discussions with underlying portfolio companies of the target Investment Fund or any predecessor fund. The Investment Manager typically reviews offering documents, performs a systematic analysis of an Investment Fund Manager’s track record using proprietary due diligence models, and considers terms of the investment.

During its due diligence process for secondary investments, the Investment Manager conducts an evaluation of individual companies within the portfolio of the target Investment Funds and seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and historical performance of prior funds, if any. The Investment Manager also considers the tax issues and legal terms of the investment.

During its due diligence process for co-investments, the Investment Manager engages in a combination of qualitative and quantitative analysis, assessing the merits and risks of an investment opportunity as well as the capability and experience of the Investment Fund Manager. The Investment Manager will engage with the lead private equity firm to assess the risks of the business, the value creation thesis, financial performance, and market position. The Investment Manager typically will meet with management of the target operating company, review due diligence reports prepared on the target operating

Investment Program (unaudited)

company, analyze the capital structure and the valuation of the target operating company, conduct financial modeling under various investment cases, and consider the exit strategies for the target company and the terms of the proposed investment. While the summary above provides an overall framework of diligence processes anticipated to be used by the Investment Manager, it is not intended to be prescriptive or restrictive to the Investment Manager’s investment work, as flexibility of approach is required. In particular, it should be noted that due diligence is necessarily and deliberately tailored to each investment and may differ across regions and in different situations, based on the experience and judgment of the investment professionals concerned.

After making an investment, and as part of its ongoing monitoring process, the Investment Manager will seek to (i) track operating information and other information regarding the investment; (ii) participate in periodic conference calls with Investment Fund Managers and conduct onsite visits where appropriate; (iii) review audited and unaudited reports relating to the investment; and (iv) monitor turnover in senior Investment Fund Manager personnel and changes in investment and operational policies and guidelines. In performing some of its due diligence activities, the Investment Manager will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Investment Manager will be accurate or will be provided on a timely basis or in the manner requested.

The Investment Manager uses its private equity investment experience through various economic cycles and in different regional markets to inform its diversification strategies, thematic investment strategies, and due diligence process, and to seek to produce attractive risk-adjusted returns. The Investment Manager utilizes its due diligence and monitoring processes in assessing the past performance and future potential of investments.

Portfolio Construction

The Investment Manager manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation.

Accordingly, the Investment Manager may make investments and commitments based, in part, on anticipated future distributions from investments. The Investment Manager also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors. The Investment Manager intends to use a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co-investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the

Investment Program (unaudited)

use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.

The Master Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. To enhance the Master Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Investment Manager may sell certain of the Master Fund’s assets.

The Investment Manager will seek to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Investment Manager’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The Investment Manager generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Master Fund is a “non-diversified” fund under the 1940 Act. See “Types of Investments and Related Risk Factors—Non-Diversified Status.” The Investment Manager believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography, and financing stage to diminish the impact on the Master Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Investment Manager will seek to limit the Master Fund’s investment in any one Investment Fund or co-investment to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). Where only voting securities may be available for purchase by the Master Fund, the Master Fund may seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Investment Funds generally are not subject to the Master Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the IRC. While the 1940 Act applies to the Master Fund, the Investment Funds are not subject to the 1940 Act.

There can be no assurance that the Master Fund’s investment program will be successful, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Master Fund found under “Types of Investments and Related Risk Factors.”

Types of Investments and Related Risk Factors (unaudited)

General Risks

Investing in the Master Fund involves risks, including those associated with investments made by the Investment Funds in which the Master Fund invests. References in this section to the “Master Fund” also include each Subsidiary, which shares the same risks as the Master Fund.

Investment Risk. All investments risk the loss of capital. The value of the Master Fund’s total net assets should be expected to fluctuate. To the extent that the Master Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Master Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Master Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s investment objective will be achieved. The Master Fund’s performance depends upon the Investment Manager’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors which are beyond the control of the Master Fund or the Investment Funds. Although the Investment Manager will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Master Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Master Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Investment Discretion; Dependence on the Investment Manager. The Investment Manager has complete discretion to select the Investments Funds as opportunities arise. The Master Fund, and, accordingly, Investors, must rely upon the ability of the Investment Manager to identify and implement investments for the Master Fund consistent with the Master Fund’s investment objective and consistent with prospectus disclosure. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Investment Manager in respect of the Master Fund investments. The Investment Manager has the authority and responsibility for portfolio

Types of Investments and Related Risk Factors (unaudited)

construction, the selection of Master Fund investments and all other investment decisions for the Master Fund. The success of the Master Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Master Fund. Investors will have no right or power to participate in the management or control of the Master Fund or the Master Fund investments, or the terms of any such investments. There can be no assurance that the Investment Manager will be able to select or implement successful strategies or achieve their respective investment objectives. The Master Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for Investors to gain access to any particular Investment Fund.

Master-Feeder Structure. The Master Fund and AMG Pantheon Fund, LLC (the “Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Master Fund. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Investment Manager or AMG Funds LLC (the “Administrator”), or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S.

Substantial repurchase requests by investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its investments more rapidly than might otherwise be desirable. This may limit the ability of the Investment Manager to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Master Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the investors of the Master Fund that are requesting to have their Units repurchased.

Limitations on Transfer; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the limited liability company agreement of the Master Fund (the “LLC Agreement”). Units are not traded on any securities exchange or other market. No secondary market currently exists for Units. Although the Investment Manager and the Master Fund expect to recommend to the Master Fund’s Board of Directors (the “Board”) that the Master Fund offer to repurchase 5% of the Units on a quarterly basis, no assurances can be given that the Master Fund will do so and any particular recommendation may exceed such percentage. Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Master Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Master Fund are not traded on any

Types of Investments and Related Risk Factors (unaudited)

securities exchange or other market and are subject to substantial restrictions on transfer. Although the Master Fund may offer to repurchase Units from time to time, an Investor may not be able to tender its Units in the Master Fund for a substantial period of time.

Repurchase Risks. To provide liquidity to Investors, the Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Master Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Master Fund’s net asset value as of the Valuation Date is able to be determined.

The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Master Fund may tender fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Master Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner. In addition, the Board may from time to time approve agreements for the Master Fund that contain covenants or restrictions that limit the Master Fund’s ability to repurchase Units in certain circumstances.

Substantial requests for the Feeder Fund to repurchase Units could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause the Investment Manager to sell investments at different times than similar investments are sold by other investment vehicles advised by the Investment Manager. This could have a material adverse effect on the value of the Units and the performance of the Master Fund. In addition, substantial repurchases of Units may decrease the Master Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Master Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. Under unusual market conditions, the Investment Manager and the Administrator anticipate that they may not recommend to the Board that the Master Fund conduct a repurchase offer in any particular quarter if the Master Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Investment Manager and the Administrator. If a repurchase offer is oversubscribed, or if the Master Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Master Fund during a particular quarter.

Distributions In-Kind. The Master Fund generally expects to distribute to the holder of Units that are repurchased cash or a debt obligation, which may or may not be

Types of Investments and Related Risk Factors (unaudited)

certificated, and which would entitle such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Master Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Master Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Master Fund. For example, it is possible that the Master Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s Investors. In the event that the Master Fund makes a distribution of such securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Exchange-Traded Funds. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Master Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index. The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, Investors of the Master Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Master Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Master Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market). The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying

Types of Investments and Related Risk Factors (unaudited)

investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

The provisions of the 1940 Act may impose certain limitations on the Master Fund’s investments in other investment companies, including ETFs. In particular, the 1940 Act, subject to certain exceptions, generally limits a fund’s investments in ETFs to no more than (i) 3% of the total outstanding voting stock of any one ETF, (ii) 5% of the fund’s total assets with respect to any one ETF, and (iii) 10% of the fund’s total assets with respect to ETFs or other investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, the Master Fund may invest in excess of the Limitation if the Master Fund and the investment company in which the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Master Fund is investing in shares issued by affiliated funds. In addition, the Master Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.

The Master Fund’s purchase of shares of ETFs may result in the payment by a shareholder of duplicative management fees. The Investment Manager will consider such fees in determining whether to invest in other mutual funds. The return on the Master Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

Wholly-Owned Subsidiaries Risk. By investing in the Subsidiaries, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Master Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act (e.g., it will enter into an investment management agreement with the Investment Manager that contains the provisions required by Section 15(a) of the 1940 Act (including the requirement of annual renewal), will have an eligible custodian or otherwise meet the criteria of Section 17(f) of the 1940 Act, and, together with the Master Fund on a consolidated basis, will comply with the provisions of Section 8 of the 1940 Act relating to fundamental investment policies, Section 17 relating to affiliated transactions and fidelity bond requirements, Section 18 relating to capital structure and leverage, and Section 31 regarding books and records) and be subject to the same policies and restrictions as the Master Fund as they relate to the investment portfolio. The Master Fund wholly owns and controls each Subsidiary, which, like the Master Fund, is managed by the Investment Manager, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Fund and its members. In managing a Subsidiary’s investment portfolio, the Investment Manager will manage the Subsidiary’s portfolio in accordance with the Master Fund’s investment policies and restrictions. There can be no assurance that a Subsidiary’s investment objective will be achieved. Changes in the laws of the United States and/or the State of Delaware, under which the Master Fund and the Subsidiaries are organized, could result in the inability of the Master Fund and/or a Subsidiary to operate as described in this report and could adversely affect the Master Fund and its members.

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Borrowing. The Master Fund may borrow money in connection with its investment activities—i.e., the Master Fund may utilize leverage. The Master Fund may borrow money through a credit facility or other arrangements to satisfy repurchase requests from Fund Investors, to pay operating expenses, to fund capital commitments to Investment Funds, and to otherwise provide temporary liquidity. The Master Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Master Fund has entered into a credit facility for such purposes. The Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Subject to certain exceptions, the1940 Act also generally restricts the Master Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase.

The Master Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Master Fund. With the use of borrowings, there is a risk that the interest rates paid by the Master Fund on the amount it borrows will be higher than the return on the Master Fund’s investments. Such additional costs and expenses may affect the operating results of the Master Fund. If the Master Fund cannot generate sufficient cash flow from investments, it may need to refinance all or a portion of indebtedness on or before maturity. Additionally, uncertainty in the debt and equity markets may negatively impact the Master Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Master Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Master Fund’s returns may be harmed.

Hedging. Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps (and, to a lesser extent, futures and forwards contracts) for hedging purposes. Derivative transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non-correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested.

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Options. There are various risks associated with transactions in options. The value of options will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Master Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an option position. If no liquid market exists, the Master Fund might not be able to effect an offsetting transaction in a particular option. If the Master Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Master Fund forgoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Master Fund forgoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Master Fund writes a call option and does not hold the underlying security or instrument, the amount of the Master Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Master Fund may include options not traded on a securities exchange. The risk of nonperformance by the Master Fund’s counterparty to such bilateral options may be greater and the ease with which the Master Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a security or “basket” of securities representing a particular index. Because swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Master Fund’s use of swaps could create significant investment leverage.

Futures and Forwards. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures

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contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Master Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Master Fund from achieving the intended hedging effect or expose the Master Fund to the risk of loss.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is relatively unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Master Fund due to unusual trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Master Fund would otherwise recommend, to the possible detriment of the Master Fund. Market illiquidity or disruption could result in major losses to the Master Fund. In addition, the Master Fund will be exposed to credit risks with regard to counterparties with whom the Master Fund trades as well as risks relating to settlement or other default by its counterparties. Such risks could result in substantial losses to the Master Fund.

Derivatives Counterparty Risk. The Master Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of the Master Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Master Fund. If the counterparty defaults, the Master Fund will have contractual remedies, but there can be no assurance that the Master Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Master Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Master Fund, if any, the Master Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, the Master Fund’s counterparty is a clearing house so the Master Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an

Types of Investments and Related Risk Factors (unaudited)

insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Master Fund might not be fully protected in the event of the insolvency of the Master Fund’s clearing member, because the Master Fund would be limited to recovering segregated on behalf of the clearing member’s customers for a relevant account class. In addition, financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as impair the operational capabilities or capital position of the Master Fund. For example, if a clearing member does not comply with applicable regulations or its agreement with the Master Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Master Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Master Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Master Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Master Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Master Fund’s investments. Any such developments could impair the effectiveness of the Master Fund’s investments and cause the Master Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Master Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under special resolution regimes adopted in the United States and various other jurisdictions.

Greater regulatory scrutiny may increase the Master Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Master Fund and the Investment Manager, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Act. The full impact of the Dodd-Frank Act, and of follow-on regulation, is impossible to predict. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material

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adverse effect on the Master Fund and the Investment Funds, significantly reduce the profitability of the Master Fund, or impair the ability of the Master Fund and the Investment Funds to achieve their investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Master Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Master Fund and the Investment Manager, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Rule 18f-4 under the 1940 Act governs the classification and use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. If a fund meets certain specified conditions, Rule 18f-4 permits a fund to enter into an unfunded commitment agreement without treating it as a senior security subject to otherwise applicable restrictions under the 1940 Act. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering certain derivative instruments and related transactions arising from prior SEC guidance. Compliance with Rule 18f-4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Master Fund’s ability to use derivatives as part of its investment strategy.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics relevant to the Master Fund and its investments. For example, the SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries and has also proposed new rules that would require public reporting of certain security-based swap transactions. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of registered investment advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Master Fund to execute certain investment strategies and may have an adverse effect on the Master Fund’s ability to achieve its investment objectives.

The U.S. Commodity Futures Trading Commission (“CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. It is possible that different clients managed by

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Investment Manager and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Investment Manager (acting in its capacity as investment manager of the Master Fund) may have to be modified and positions held by the Master Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Master Fund. A violation of position limits could also lead to regulatory action materially adverse to the Master Fund’s investment strategy. The Master Fund may also be affected by other regimes, including those of the European Union (“EU”) and United Kingdom (“UK”), and trading venues that impose position limits on commodity derivative contracts.

The Investment Manager has claimed the relief provided to fund-of-funds operators pursuant to CFTC No-Action Letter 12-38 and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act with respect to the Master Fund. For the Investment Manager to remain eligible for the relief, the Master Fund must comply with certain limitations, including limits on its ability to gain exposure to certain financial instruments such as futures, options on futures and certain swaps. These limitations may restrict the Master Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return.

Substantial Fees and Expenses. An Investor in the Master Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Master Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Master Fund, an Investor in the Master Fund will bear a portion of the management fee and other expenses of the Master Fund. An Investor in the Master Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Master Fund as an investor in the Investment Funds. In addition, to the extent that the Master Fund invests in an Investment Fund that is itself a “fund of funds,” the Master Fund will bear a second layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Master Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Master Fund.

Investments in Non-Voting Stock; Inability to Vote. The Master Fund may hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund may seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Master

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Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually forgoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Master Fund and its Investors. Any such waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Investment Manager believes is desirable than the Master Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. The Master Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Master Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Master Fund will not, however, invest more than 25% of its gross assets (measured at the time of investment) in any one Investment Fund.

Dilution from Subsequent Offering of Units. The Master Fund generally accepts additional investments in Units as determined by the Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing investors of the Master Fund in the Investment Funds made prior to such purchases, which could have an adverse impact on the Units of the existing investors of the Master Fund if subsequent Investment Funds underperform the prior investments in the Investment Funds.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month-end net asset value may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year-end audits or other conditions that impact the Investment Funds’ investments but that are unknown to the Investment Manager at the time of the Master Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Master Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Master Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds, direct private equity investments, or the Master Fund adversely affect the Master Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Types of Investments and Related Risk Factors (unaudited)

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Units may be subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Master Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Limited Operating History of Master Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Investment Manager to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund investments should not be construed as an indication of the future results of such investments or the Master Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Manager relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Master Fund may make co-investments in, and the Investment Funds will make direct and indirect investments in, various companies, ventures, and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Co-Investment Vehicles. The Master Fund may invest indirectly in Portfolio Companies with third party co-investors by means of co-investment vehicles formed to facilitate such investments (“Co-Investment Vehicles”). It is anticipated that Co-Investment Vehicles will be formed and managed by third-party fund managers and that neither the Investment Manager nor the Master Fund will be able to exercise day to day control over the Co-Investment Vehicles. The realization of Portfolio Company investments made as co-investments may take longer than would the realization of investments under the sole control of the Investment Manager or the Master Fund because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Types of Investments and Related Risk Factors (unaudited)

Co-Investment Vehicles may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Master Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals which are inconsistent with those of the Master Fund, or may be in a position to take or block action in a manner contrary to the Master Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investment Vehicles, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Master Fund.

With respect to Co-Investment Vehicles, the Master Fund will be highly dependent upon the capabilities of the private equity fund managers alongside whom the investment is made. The Master Fund may indirectly make binding commitments to Co-Investment Vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investment Vehicles. In some cases, the Master Fund will be obligated to fund its entire investment for a Co-Investment Vehicle up front, and in other cases the Master Fund will make commitments to fund from time to time as called by the managers of the underlying Co-Investment Vehicles. Neither the Investment Manager nor the Master Fund will have control over the timing of capital calls or distributions received from Co-Investment Vehicles, or over investment decisions made by such Co-Investment Vehicles.

Through Co-Investment Vehicles and co-investments, the Master Fund also generally will not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Master Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Master Fund will not be able to direct the policies or management decisions of such Portfolio Companies.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement

Types of Investments and Related Risk Factors (unaudited)

novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Debt Securities. An Investment Fund may invest bonds or other debt securities. The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, may adversely impact the liquidity of fixed income securities, and increase the volatility of fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by an Investment Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Credit Risk. An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Interest Rate Risk. Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. Negative or

Types of Investments and Related Risk Factors (unaudited)

very low interest rates could magnify the risks associated with changes in interest rates. During periods of increasing interest rates, an Investment Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Master Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Master Fund’s assets or distributions may decline. This risk is more prevalent with respect to debt securities held by the Master Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Master Fund’s investments may not keep pace with inflation, which may result in losses to investors or adversely affect the real value of shareholders’ investments in the Master Fund. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Defaulted Debt Securities and Other Securities of Distressed Companies. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Mezzanine Investments. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The

Types of Investments and Related Risk Factors (unaudited)

warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to real estate investments. The residential housing sector in the United States came under considerable pressure for a prolonged period beginning in 2007 and home prices nationwide were down significantly on average. In addition, the commercial real estate sector in the United States was under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures increased over this time period, which led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the instability in the credit markets adversely affected, and could adversely affect in the future, the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also adversely affected, and could adversely affect in the future, the broader economy, which in turn adversely affected, and could adversely affect in the future, the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.

Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Types of Investments and Related Risk Factors (unaudited)

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Foreign Investments. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, limitation on the removal of funds or assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Master Fund’s yield.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.

In addition, the tax laws of some foreign jurisdictions in which an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce an Investment Fund’s net asset value at the time accrued, even though, in some cases, the Investment Fund ultimately will not pay the related tax liabilities. Conversely, an Investment Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such

Types of Investments and Related Risk Factors (unaudited)

emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. The 1940 Act requires the Master Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The Master Fund or an Investment Fund may concentrate its investments in specific industry sectors, which means each may invest more than 25% of its assets in a specific industry sector. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Master Fund to risks associated with these sectors. Additionally, an Investment Fund may invest in Portfolio Companies in the utilities and energy sectors, exposing the Investment Fund, and thereby the Master Fund, to risks associated with these sectors. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the transportation sector, thereby exposing the Master Fund to risks associated with this sector. Additionally, an Investment Fund may invest in Portfolio Companies in the transportation sector, exposing the Investment Fund, and thereby the Master Fund, to risks associated with this sector.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In

Types of Investments and Related Risk Factors (unaudited)

addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.

Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Master Fund has significant exposure to natural resource companies, there is the risk that the Master Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.

Currency Risk. Investment Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar may result in a decrease in the Master Fund’s net asset value. Forward currency contracts and options may be utilized on behalf of the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective. Accordingly, the performance of the Master Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. The Master Fund and certain of the Investment Funds may invest in Portfolio Companies that do not

Types of Investments and Related Risk Factors (unaudited)

maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Master Fund.

Valuation of the Master Fund’s Interests in Investment Funds. A large percentage of the securities in which the Master Fund invests will not have a readily determinable market price and will be fair valued by the Master Fund. The valuation of the Master Fund’s interests in Investment Funds is ordinarily determined monthly based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Investment Manager, which may be based in whole or in part on information from third-party valuation services, under the general supervision of the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Master Fund’s “Valuation Designee” to perform the Master Fund’s fair value determinations, which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Like the Master Fund’s investments, a large percentage of the securities in which the Investment Funds invest will not have a readily determinable market price and will be valued periodically by the Investment Fund. In this regard, an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund Manager’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.

The Master Fund’s securities valuation and pricing services policies and procedures (the “Valuation Procedures”) provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Investment Manager pursuant to a valuation methodology that incorporates general private equity pricing principles and information from third-party valuation services, under the general supervision of the Board. The Investment Manager seeks to maintain accurate Investment Fund valuations by undertaking a detailed assessment of an Investment Fund’s valuation procedures prior to investing in the Investment Fund. Based on the methodology, the Investment Manager may adjust an Investment Fund’s periodic valuation, as appropriate, including through the use of a third-party valuation service, which uses fair value techniques considered by such service most applicable to the Investment Fund. The Master Fund runs the risk that the Investment Manager’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Master Fund to accurately value Investment Fund assets. By

Types of Investments and Related Risk Factors (unaudited)

necessity, models make assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Investment Manager may face conflicts of interest in valuing the Master Fund’s investments, as the value of the Master Fund’s investments will affect the Investment Manager’s compensation. Moreover, Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Investment Manager will consider valuations on an ongoing basis and will determine valuations on a monthly basis. While any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Investment Manager generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by an Investment Fund until the Master Fund receives the Investment Funds’ audited annual financial statements.

An Investment Fund’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Investment Manager elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Investment Manager may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Master Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Master Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary

Types of Investments and Related Risk Factors (unaudited)

investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Investment Manager considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim. The Investment Manager does not anticipate that the Master Fund will accrue contingent liabilities with respect to secondary investments often, but each secondary investment bears the risk of being subject to contingent liabilities.

Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Master Fund anticipates that it will maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds.

Holding a sizeable cash and/or liquid assets position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow through a credit facility or other arrangements, (iii) indirectly cause the Master Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment

Types of Investments and Related Risk Factors (unaudited)

Fund), or (iv) otherwise impair the value of the Master Fund’s investments (including the devaluation of the Master Fund).

Registered Investment Companies. The Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act or made pursuant to an exemption under the 1940 Act. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund; or (iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. Pursuant to rules adopted by the SEC, the Master Fund may invest in excess of the above limitations if the Master Fund and the investment company in which the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Other provisions of the 1940 Act are less restrictive provided that the Master Fund is able to meet certain conditions. The above limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

The Master Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Master Fund.

Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments. The Master Fund and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Investment Manager or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Repurchase Agreements. The Master Fund and Investment Funds may enter into repurchase agreements, by which the Master Fund purchases a security and obtains a

Types of Investments and Related Risk Factors (unaudited)

simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price typically is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a fund and afford the Master Fund the opportunity to earn a return on temporarily available cash. The Master Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. The Master Fund typically may also use repurchase agreements for cash management and temporary defensive purposes. The Master Fund may invest in a repurchase agreement that does not produce a positive return to the Master Fund if the Investment Fund Manager believes it is appropriate to do so under the circumstances (for example, to help protect the Master Fund’s uninvested cash against the risk of loss during periods of market turmoil). While in some cases the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Master Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Master Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Master Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

In certain instances, the Master Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”) or another clearing house. The clearing house acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Master Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the clearing house or the clearing house sponsoring member through which the Master Fund acts in connection with such transactions. Currently the FICC is the only approved clearing house in the U.S. for clearing U.S. government security repurchase transactions.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Access to Secondary Investments. The Master Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act,

Types of Investments and Related Risk Factors (unaudited)

and certain tax requirements, among other restrictions, that limit the Master Fund’s ability to make secondary investments, as compared to a fund that is not so registered. Such restrictions may prevent the Master Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Master Fund’s intention to qualify and be eligible for treatment as a RIC under the IRC can limit its ability to acquire or continue to hold positions in secondary investments that would otherwise be consistent with its investment strategy. The Master Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to investors in the Master Fund.

Market Disruption and Geopolitical Risk. The Master Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of investments made by the Investment Funds.

The impact of COVID-19 and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crisis could cause significant market volatility and declines in global financial markets and may affect adversely the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. A global pandemic or other widespread health crisis could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The foregoing could impair the Master Fund’s ability to maintain operational standards, disrupt the operations of the Master Fund and its service providers, adversely affect the value and liquidity of the Master Fund’s investments, and negatively impact the Master Fund’s performance. Other epidemics or pandemics that arise in the future may have similar impacts.

Types of Investments and Related Risk Factors (unaudited)

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Master Fund’s investments. The UK left the EU on January 31, 2020 (commonly referred to as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services (and such an agreement on financial services may never be concluded). Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.

Beginning on January 1, 2021, EU laws ceased to apply in the UK. Many EU laws are assimilated into UK law and continue to apply in the UK; however, the UK government has since enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that apply in the UK, with a view to those laws being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun. It is impossible to predict the consequences of these amendments on the Master Fund and its investments. Such changes could be materially detrimental to investors.

Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on the UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing; regulation; values; or exit opportunities of companies or assets based, doing business, or having service or other significant relationships in, the UK or the EU, including companies or assets held or considered for prospective investment by the Master Fund.

Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese

Types of Investments and Related Risk Factors (unaudited)

issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Master Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Master Fund) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Master Fund, the Investment Funds, the Investment Manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Investors. For instance, cyber-attacks may interfere with the processing of Investor transactions, affect the Master Fund’s ability to calculate its NAV, cause the release of private Investor information or confidential Master Fund information, impede trading, cause reputational damage, and subject the Master Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Master Fund assets and transactions, Investor ownership of Units, and other data integral to the functioning of the Master Fund inaccessible or inaccurate or incomplete. The Master Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Master Fund and the Investors could be negatively impacted as a result. The use of artificial intelligence (“AI”) and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Master Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Master Fund from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Master Fund or third-party service providers to protect the Master Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Master Fund. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Master Fund. Similar types of cyber security risks also are present for the Investment Funds and other issuers of securities in which the Master Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Investment Funds to lose value.

Types of Investments and Related Risk Factors (unaudited)

Other Risks

Investing in the Master Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Master Fund will compete for attractive investments with other prospective Investors and there can be no assurance that the Investment Manager will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Master Fund’s objectives, or that the Master Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Investment Manager and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. Consistent with the Investment Manager’s allocation policies, the Investment Manager will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

The Investment Manager may sell the Master Fund’s holdings of certain of its investments at different times than similar investments are sold by other investment vehicles advised by the Investment Manager, particularly if significant redemptions in the Master Fund occur, which could negatively impact the performance of the Master Fund.

Inadequate Return. No assurance can be given that the returns on the Master Fund’s investments will be proportionate to the risk of investment in the Master Fund. Potential Investors should not commit money to the Master Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Master Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Types of Investments and Related Risk Factors (unaudited)

Recourse to the Master Fund’s Assets. The Master Fund’s assets are available to satisfy all liabilities and other obligations of the Master Fund. If the Master Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Master Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Master Fund may repurchase Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred in violation of the LLC Agreement or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor); (ii) any transferee does not meet any investor eligibility requirements established by the Master Fund from time to time; (iii) ownership of the Units by the Investor or other person likely will cause the Master Fund to be in violation of, or subject the Master Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Master Fund, the Investment Manager or the Administrator, or may subject the Master Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is subject to special laws or regulations, and the Master Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below the amount the Board determines from time to time to be a minimum investment in the Master Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Master Fund; or (viii) the Master Fund or the Board determines that the repurchase of the Units would be in the interest of the Master Fund. These provisions may, in effect, deprive an Investor in the Master Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Investment Manager expects that the Master Fund will participate in multiple investments. The Master Fund may, however, make investments in a limited number of the Investment Funds and/or co-investments and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Master Fund. In addition, the Master Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Master Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Master Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.

Master-Feeder Structure Risk. The Feeder Fund is a feeder fund that invests in the Master Fund and that subjects the Master Fund to risks related to the master-feeder structure. The Feeder Fund may own a large share of the Master Fund and could have significant voting power over the Master Fund. Also, a large-scale redemption by the

Types of Investments and Related Risk Factors (unaudited)

investors in the Feeder Fund may increase the proportionate share of the costs of the Master Fund borne by the Investors of the Master Fund.

Tax Risks. Special tax risks are associated with an investment in the Master Fund. The Master Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the IRC. As such, the Master Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Investment Manager obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor the sources of the Master Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the IRC. Ultimately this may limit the universe of Investment Funds in which the Master Fund can invest.

Investment Funds and co-investments classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Master Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount or sources of such an Investment Fund’s or co-investment’s income until such income has been earned by the Investment Fund or co-investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.

The Master Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.

In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the IRC affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund or co-investment that limit utilization of this cure period.

Types of Investments and Related Risk Factors (unaudited)

If the Master Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the IRC. Such loss of RIC status could affect the amount, timing and character of the Master Fund’s distributions and would cause all of the Master Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Master Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Units.

The Master Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Master Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Investment Funds. The Master Fund’s investment in Investment Funds and co-investments will make it difficult to estimate the Master Fund’s income and gains in a timely fashion. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for a 4% excise tax.

The Master Fund may directly or indirectly invest in Investment Funds, co-investments or Portfolio Companies located outside the United States. Such Investment Funds, co-investments or Portfolio Companies may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies”.

Senior Secured Loans. Senior secured loans are of a type generally incurred by the obligors thereunder in connection with highly leveraged transactions, often (although not exclusively) to finance internal growth, acquisitions, mergers and/or stock purchases. As a result of, among other things, the additional debt incurred by the obligor in the course of such a transaction, the obligor’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are typically at the most senior level of the capital structure. Senior secured loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor and its subsidiaries. Senior secured loans usually have shorter terms than more junior obligations and often require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities on a priority basis.

Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be unique. The types of

Types of Investments and Related Risk Factors (unaudited)

protection afforded to creditors will therefore vary from investment to investment. Because of the unique nature of a loan agreement, and the private syndication of the loan, leveraged loans are generally not as easily purchased or sold as publicly traded securities.

An interest in a non-investment grade loan is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect of such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in uncertainty with respect to ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Consequently, the fact that a loan is secured does not guarantee that an Investment Fund will receive principal and interest payments according to the loan’s terms, or at all, or that an Investment Fund will be able to collect on the loan should it be forced to enforce its remedies.

Mezzanine and Other Subordinated Debt, Unsecured Debt, Low/Unrated Debt Risks. Certain investments (or a portion thereof) may be made in certain high-yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Mezzanine investments can be lower-rated, unsecured and generally subordinate to other obligations of the issuer.

Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities, especially in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities.

There are additional risks associated with second-lien or other subordinated loans. In the event of a loss of value of the underlying assets that collateralize the loans, the subordinate portions of the loans may suffer a loss prior to the more senior portions suffering a loss. If a borrower defaults and lacks sufficient assets to satisfy the loan, the Master Fund may directly or indirectly suffer a loss of principal or interest. If a borrower defaults on the loan or on debt senior to the loan, or in the event of the bankruptcy of a borrower, the loan will be satisfied only after all senior debt is paid in full. Similarly, in the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for an unsecured holder and therefore result in a direct or indirect loss of investment. Unsecured loans also generally have greater price volatility than secured loans and may be less liquid.

Types of Investments and Related Risk Factors (unaudited)

Equity Securities, Warrants, Convertible Securities. In addition to the Master Fund’s investment in Investment Funds and otherwise, the Master Fund may invest in equity securities that fall within the definition of “subordinated debt investments” or may receive equity securities or warrants rights as a result of its debt investments. As with other investments, the value of equity securities held by the Master Fund may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally; however, equity securities may be even more susceptible to such events given their subordinate position in the issuer’s capital structure, thus subjecting them to greater price volatility. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options, the terms of which may limit the Master Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Master Fund would otherwise wish.

The Master Fund may also invest in convertible securities, which have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Master Fund’s ability to achieve its investment objective.

Special Situations. The Master Fund may make investments in Investment Funds or with respect to an obligor involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Master Fund may be required to sell its investment at a loss. In connection with such transactions (or otherwise), the Master Fund may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price or interest rate receivable with respect to a when issued security is fixed when the Master Fund enters into the commitment. Such securities are subject to changes in market value prior to their delivery.

The success of an Investment Fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify attractive investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached. The Master Fund should be considered a

Types of Investments and Related Risk Factors (unaudited)

speculative investment, and you should invest in the Master Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Master Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Master Fund. In addition, as the Master Fund’s investment programs change or develop over time, or market conditions change or develop, an investment in the Master Fund may be subject to risk factors not described in this report.

No guarantee or representation is made that the investment program of the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Master Fund will achieve its investment objective.

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Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 877.355.1566 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit wealth.amg.com.

033125 AR080	wealth.amg.com

(b) Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Director Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), were as follows:

	Fiscal 2025	Fiscal 2024
AMG Pantheon Fund, LLC	$33,500	$31,000

(b)	Audit-Related Fees

There were no fees billed by KPMG to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by KPMG for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by KPMG to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2025	Fiscal 2024
AMG Pantheon Fund, LLC	$0	$0

For the Fund’s two most recent fiscal years, Tax Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2025 and $0 for fiscal 2024.

The services for which Tax Fees were charged comprise all services performed by professional staff in KPMG’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by KPMG to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Fund’s independent registered public accounting firm to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Fund’s independent registered public accounting firm may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Fund’s independent registered public accounting firm to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by KPMG in 2025 and 2024 for non-audit services rendered to the Fund and Fund Service Providers were $340,752 and $237,710, respectively. For the fiscal year ended March 31, 2025, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $340,752 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2024, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $237,710 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy

Last Reviewed April 2025

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Infra Advisors LLC, Pantheon Ventures (Singapore) Pte. Ltd., Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

[3]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Dinesh Ramasamy. Dinesh joined Pantheon in 2016 and is a Partner in Pantheon’s Global Infrastructure and Real Assets Investment Team where he focuses on the analysis, evaluation and completion of infrastructure and real asset investment opportunities in the U.S. He is a member of Pantheon’s Global Infrastructure and Real Assets Investment Committee. Prior to joining Pantheon, Dinesh was a Vice President in Goldman Sachs’ Global Natural Resources group where he executed on a variety of M&A and capital markets transactions across the infrastructure, power and utilities sectors. Previously, Dinesh was in the Power & Utilities group in the Investment Banking Division at RBC in New York. He holds a BS in Electrical and Computer Engineering from Cornell University and MBA from NYU’s Stern School of Business. Dinesh is based in San Francisco.

Matt Cashion. Matt joined Pantheon in 2020 and is a Partner in Pantheon’s Global Co-investment Team and a member of the Co-Investment Committee. Matt is responsible for sourcing, execution and monitoring co-investments in the U.S. Prior to joining Pantheon, Matt was a Managing Principal at GoldPoint Partners, where he was product head for the firm’s co-investment business and also responsible for evaluating and executing private equity fund investments and private credit transactions in North America and Europe. Previously, Matt was an Analyst in the Private Finance Group of New York Life, specializing in bank loans and private high-yield investments. Matt holds a BA with dual majors in Comparative Government and Spanish Language from Georgetown University, and an MBA from Columbia Business School. Matt is based in New York.

Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Rakesh (Rick) Jain. Rick joined Pantheon in 2019. Prior to joining Pantheon, Rick was managing director and an investment committee member at Star Mountain, where he led the direct investment business. Rick previously held several senior principal investment positions across asset managers and boutique investment firms including Citigroup, Stone Tower Equity Partners and Green Brook Capital Management. Rick received a Bcom in Economic and Finance from McGill University. Rick is based in New York and has served as a portfolio manager of the Fund since June 2023.

Amyn Hassanally. Amyn joined Pantheon in 2022. Prior to joining Pantheon, A myn was an Investment Partner at Coller Capital, where he worked for 17 years in both London and New York and was formerly the global Co-Head of Investment Execution. Prior to joining Coller, he practiced corporate law, focusing on private equity transactions and fund structuring. Amyn holds a bachelor’s degree in Politics from Brandeis University and a JD in Law from the Duke University School of Law. Amyn is based in New York and has served as a portfolio manager of the Fund since July 2024.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2024.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (worldwide)		Other accounts (worldwide)
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Dinesh Ramasamy	1	$0	57	$18.9	64	$19.9
Matt Cashion	1	$0	57	$18.9	64	$19.9
Brian Buenneke	1	$0	57	$18.9	64	$19.9
Evan Corley	1	$0	57	$18.9	64	$19.9
Kevin Dunwoodie	1	$0	57	$18.9	64	$19.9
Kathryn Leaf	1	$0	145	$60	80	$24.5
Jeff Miller	1	$0	145	$60	80	$24.5
Amyn Hassanally	1	$0	145	$60	80	$24.5
Rakesh Jain	1	$0	145	$60	80	$24.5

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (worldwide) for which the Adviser receives a performance-based fee		Other accounts (worldwide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Dinesh Ramasamy	1	$0	39	$14.8	38	$12.5
Matt Cashion	1	$0	39	$14.8	38	$12.5
Brian Buenneke	1	$0	39	$14.8	38	$12.5
Evan Corley	1	$0	39	$14.8	38	$12.5
Kevin Dunwoodie	1	$0	39	$14.8	38	$12.5
Kathryn Leaf	1	$0	83	$37.4	52	$16.7
Jeff Miller	1	$0	83	$37.4	52	$16.7
Amyn Hassanally	1	$0	83	$37.4	52	$16.7
Rakesh Jain	1	$0	83	$37.4	52	$16.7

As of March 31, 2025, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a potential distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon Ventures (UK) LLP. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item19. Exhibits

(a)(1)	Any Code of Ethics or amendments hereto – Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2025

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 9, 2025